PURCHASE AND SALE AGREEMENT

(Skymark Tower, Arlington, Tarrant County, Texas)

THIS PURCHASE AND SALE AGREEMENT (herein called this “Agreement”) is made and entered into this 9th day of June, 2015 (herein called the “Effective Date”), by and between CSFB SKYMARK TOWER 2007-C2 LLC, a Delaware limited liability company (herein called “Seller”), and HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (herein “Buyer”).  Seller and Buyer are collectively referred to herein as the “parties.”

W I T N E S S E T H:

1.

Agreement to Sell and Purchase; Independent Consideration; Definitions.

(a)

For and in consideration of the Earnest Money, in hand paid by Buyer to Calloway Title and Escrow, LLC (herein called “Escrow Agent”), the Independent Consideration, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller, Buyer and Escrow Agent, Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase and take from Seller, subject to and in accordance with all of the terms and conditions of this Agreement, all of Seller’s assignable and transferable right, title and interest in and to the following:

(i)

All that certain lot, tract or parcel of improved real estate more particularly described on Exhibit “A” attached hereto, together with all rights, ways and easements appurtenant thereto (herein collectively called the “Land”);

(ii)

All buildings, structures and other improvements located on the Land and all fixtures attached or affixed, actually or constructively, to the Land or to any such buildings, structures or other improvements (herein collectively called the “Improvements”);

(iii)

All personal property owned by Seller and located on the Land or within the Improvements and used in connection with the operation, management or maintenance of the Land or the Improvements, subject, however, to obsolescence and consumption in the ordinary course of business between the Effective Date and the Closing Date (herein collectively called the “Personalty”);

(iv)

All of the right, title and interest of Seller as “lessor” or “landlord” in, to and under all leases and other agreements for the use, occupancy or possession of all or any part of the Land or the Improvements including, without limitation:

(A)

to the extent in effect on the Closing Date, all the tenant leases scheduled and identified on Exhibit “B” attached hereto (herein collectively called the “Existing Leases”), together with all security deposits and letters of credit in Seller’s or its property manager’s possession or control in connection with the Existing Leases and New Leases (herein collectively called the “Security Deposits”); and

(B)

all renewals or extensions of Existing Leases, and all new tenant leases, executed and entered into by Seller in the ordinary course of business between the Effective Date and the Closing Date in accordance with the terms and provisions of this Agreement (herein collectively called the “New Leases”) which are in force and effect on and as of the Closing Date (the Existing Leases and the New Leases specifically include, without limitation, any agreement for the payment of tenant improvements and leasing brokerage commissions with respect thereto owed in connection with any Existing Leases or New Leases (herein collectively called “TILC Obligations”)); and

(v)

All management, service and other contracts and agreements, if any, scheduled and identified on Exhibit “C” attached hereto (herein collectively called the “Service Agreements”).

The Land, the Improvements and the Personalty are herein sometimes collectively called the “Project”; and all of the matters described in this paragraph 1 are herein sometimes collectively called the “Property”.

(b)

Contemporaneously with Buyer’s execution and delivery of this Agreement, in addition to the Earnest Money (as hereinafter defined), Buyer has paid to Seller the amount of FIFTY AND NO/100THS DOLLARS ($50.00) (herein called the “Independent Consideration”), as consideration for Buyer’s right to purchase the Property and for Seller’s execution, delivery and performance of this Agreement.  The Independent Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, is non-refundable and shall be retained by Seller notwithstanding any other provision of this Agreement.

(c)

Seller and Buyer hereby agree that the following terms shall have the meanings hereinafter set forth, such definitions to be applicable equally to the singular and plural forms, and to the masculine and feminine forms, of such terms:

“Affiliates” shall mean, individually and collectively, each and all of a party’s respective current and future partners and members and each and all of their respective heirs, successors and assigns together with any person or entity directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with any of the parties in question, which in the case of a person which is a partnership, shall include each of the constituent partners, whether general or limited partners thereof.  The term “control,” as used in the immediately preceding sentence, means, with respect to a corporation, the right to the exercise, directly or indirectly, of more than fifteen percent (15%) of the voting rights attributable to the shares of such corporation, and with respect to an entity that is not a corporation, the possession, directly or indirectly, or the power to direct or cause the direction of, the management or policies of such entity.

“Bankruptcy Code” shall mean the United States Bankruptcy Code, 11 U.S.C. §§ 101, et seq., as amended or supplemented from time to time.

“Buyer Parties” shall mean, individually and collectively, jointly and severally, Buyer, and each and all of its officers, directors, employees, shareholders, Affiliates, subsidiaries, principals, parents, trustees, attorneys, joint venturers, related parties and entities, contractors and agents, each and all of the predecessors, legal representatives, heirs, successors and assigns of any of the foregoing and their respective subsidiaries, parents, Affiliates, joint venturers, directors, officers, members, principals, investors, shareholders, trustees, designees, lenders, beneficiaries, employees, agents, brokers, property managers, asset managers, representatives, predecessors, successors, assigns, contractors, subcontractors, fiduciaries, insurers, heirs, estates, servants, other related parties and persons, and attorneys, past and present.

“Governmental Authority” shall mean the United States, any State, Commonwealth, District, Territory, municipality, foreign state, or other foreign or domestic government, or department, agency, board, commission, or instrumentality of any of the foregoing.

“Insolvency Proceedings” shall mean any reorganization, liquidation, dissolution, receivership or other actions or proceedings under the Bankruptcy Code or any other federal, state or local laws affecting the rights of debtors and/or creditors generally, whether voluntary or involuntary and including proceedings to set aside or avoid any transfer of an interest in property or obligations, whether denominated as a fraudulent conveyance, preferential transfer or otherwise, or to recover the value thereof or to charge, encumber or impose a lien thereon.

“Insolvent” shall have the meaning of the same defined term set forth in Section 101(32) of the Bankruptcy Code.

“Master Servicer” shall mean Wells Fargo Bank, N.A.

“Obligations” shall mean, individually and collectively, any and all liabilities, obligations, duties, covenants or agreements of Seller or Buyer (as assignee of Seller pursuant to this Agreement) under or with respect to or in any way arising out of or relating to the Property, including the Existing Leases, the New Leases and the Service Agreements.

“Person” shall mean an individual, partnership, joint venture, limited liability company, association, corporation, trust or other legal entity.

“Seller Parties” shall mean individually and collectively, jointly and severally, Seller, each and all of its officers, directors, employees, shareholders, Affiliates, servicers, subsidiaries, principals, parents, trustees, attorneys, joint venturers, related parties and entities, contractors and agents, each and all of the predecessors, legal representatives, heirs, successors and assigns of any of the foregoing and their respective subsidiaries, parents, Affiliates, joint venturers, directors, officers, members, principals, investors, shareholders, trustees, servicers, designees, lenders, beneficiaries, employees, agents, brokers, property managers, asset managers, representatives, predecessors, successors, assigns, contractors, subcontractors, fiduciaries, insurers, heirs, estates, servants, other related parties and persons, and attorneys, past and present.

“Special Servicer” shall mean Torchlight Loan Services, LLC, a Delaware limited liability company.

2.

Purchase Price; Method of Payment.  The purchase price for the Property (herein called the “Purchase Price”) shall be EIGHT MILLION NINE HUNDRED THOUSAND AND NO/100THS DOLLARS ($8,900,000.00).  At Closing, Buyer shall deliver the Purchase Price to Seller by wire transfer in accordance with wire instructions provided by Seller, as adjusted by the prorations and credits in this Agreement, including, without limitation, those costs and expenses identified in paragraph 10.  Buyer shall also pay all other amounts shown as payable by Buyer on the Settlement Statement on the Closing Date.  All other sums payable by Buyer pursuant to this paragraph shall be paid in immediately available funds, in lawful money of the United States of America, which shall be legal tender for all debts and dues, public and private, at the time of payment by wire transfer in accordance with wire transfer instructions to be provided by Seller.  All such funds shall be deposited by Buyer with the Escrow Agent on or prior to the Closing Date, to be held in escrow and disbursed pursuant to the terms of this Agreement.  At Closing, without any further action, approval or acknowledgment required of Buyer or Seller, as provided in written escrow instructions to Escrow Agent which shall be consistent with the provisions of this Agreement, Seller and Buyer shall each instruct the Escrow Agent to pay any funds due to either Buyer or Seller to such party in immediately available funds via wire transfer (according to such party’s wire transfer instructions provided to the Escrow Agent).

3.

Earnest Money.

(a)

Within three (3) Business Days after the full execution and delivery of this Agreement by Buyer and Seller, Buyer shall deliver to Escrow Agent the sum of FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($500,000.00) (which sum, together with all interest actually earned thereon during the term of this Agreement is herein called the “Earnest Money”) by wire transfer in accordance with wire transfer instructions provided by Escrow Agent.  If Buyer does not exercise its right to terminate this Agreement pursuant to paragraph 5(b) on or prior to the Due Diligence Date, then the Earnest Money shall be deemed immediately earned by Seller and non-refundable to Buyer except as provided in paragraphs 7(d), 12, 14(b), 15(a), 16(a) and 23(v) of this Agreement.  At Closing, the Earnest Money will be delivered to Seller and applied as part payment of the Purchase Price.

(b)

If Buyer shall fail to timely deliver the Earnest Money to Escrow Agent, then this Agreement shall, at the option of Seller by written notice to Buyer, terminate, whereupon all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void.  All deposits by Buyer required pursuant to this paragraph 3 shall be in the form of a wire transfer of funds to Escrow Agent, and no such deposit shall be deemed timely unless actually received by the date therefor set forth in this paragraph 3.

(c)

Throughout the term of this Agreement, Escrow Agent shall hold and disburse the Earnest Money in accordance with the terms and conditions of this Agreement, including, without limitation, the terms and conditions set forth on Exhibit “D” attached hereto, and invest the Earnest Money with a national bank whose depositors are insured by the Federal Deposit Insurance Corporation or other financial institutions as are reasonably acceptable to Buyer and Seller.

4.

Closing.  The closing of the purchase and sale of the Property (herein called “Closing”) shall be conducted by mail through the offices of Escrow Agent, by 5:00 p.m., Central Time, on the date that is the fifty-fifth (55th) day after the Effective Date (herein called the “Closing Date”).  Notwithstanding the foregoing, Buyer may extend the Closing Date to a date no later than thirty (30) days following the original Closing Date by delivering (i) written notice to Seller of Buyer’s election to extend the Closing Date, which notice must be delivered to Seller at least three (3) Business Days before the original Closing Date, and (ii) an additional deposit of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) (which sum, together with all interest actually earned thereon during the term of this Agreement, is herein called the “Closing Extension Deposit”) to Escrow Agent at least one (1) Business Day before the original Closing Date by wire transfer in accordance with wire transfer instructions provided by Escrow Agent and the Closing Extension Deposit shall become part of the Earnest Money and deemed immediately earned by Seller and non-refundable to Buyer, subject only to paragraphs 7(d), 12, 14(b), 15(a), 16(a) and 23(v) of this Agreement.

5.

Access and Inspection; Examination by Buyer.

(a)

Between the date of this Agreement and the Closing Date, Buyer and Buyer’s agents, employees, contractors, representatives and other designees (herein collectively called “Buyer’s Designees”) shall have the right to enter the Project for the purposes of inspecting the Project, conducting surveys, mechanical and structural engineering studies, and conducting any other investigations, examinations, tests and inspections as Buyer may reasonably require to assess the condition of the Project, including but not limited to a Phase I environmental site assessment and asbestos testing; provided, however, that:

(i)

Buyer shall give Seller reasonable notice prior to any entry on the Project by Buyer or Buyer’s Designees.  Any activities by or on behalf of Buyer, including, without limitation, the entry by Buyer or Buyer’s Designees onto the Project, or the other activities of Buyer or Buyer’s Designees with respect to the Project (herein called “Buyer’s Activities”) shall be undertaken during normal business hours and shall not damage the Project in any manner whatsoever or disturb or interfere with the rights or possession of any tenant of the Project.

(ii)

In the event the Project is altered or disturbed in any manner in connection with any Buyer’s Activities, Buyer shall immediately return the Project to the condition existing prior to Buyer’s Activities.

(iii)

Buyer shall and hereby does indemnify, defend and hold Seller harmless from and against any and all claims, liabilities, damages, losses, costs and expenses of any kind or nature whatsoever (including, without limitation, attorneys’ fees and expenses and court costs) suffered, incurred or sustained by Seller as a result of, by reason of, or in connection with any Buyer’s Activities; provided that such indemnity shall exclude any claim, liability, damage, loss, costs and expenses arising from the mere discovery of a pre-existing condition.

(iv)

Buyer shall keep all findings, recommendations, opinions and information derived from any testing or studies undertaken by or on behalf of Buyer with respect to the Property in strict confidence, and shall not disclose any results of such testing or studies to any third party without the prior written approval of Seller.  Notwithstanding the foregoing provision, however, Buyer may make such disclosure:

(A)

as may be required by law or by an order of a court, governmental authority upon prior written notice to Seller; and

(B)

to Buyer’s consultants, and Buyer’s directors, officers, employees, investors, lenders, partners and legal counsel (herein collectively called the “Related Parties”, and the specific identities of which shall be supplied to Seller in writing prior to any permitted disclosure to such party by Buyer), so long as such parties agree in writing to maintain the confidentiality of all such disclosures.

(v)

Neither Buyer nor any of Buyer’s Designees has authority to do anything that may result in a lien or encumbrance against the Property in connection with Buyer’s Activities.  Without limiting the foregoing, however, Buyer agrees to immediately pay when due all costs associated with Buyer’s Activities and not to cause, permit or suffer any lien or encumbrance to be asserted against the Property, Seller related to Buyer’s Activities.  Buyer shall not permit any mechanic’s, materialmen’s or other liens to be filed against the Property.  Buyer, at its cost, either shall cause any such lien to be released or shall obtain a surety bond to discharge any such lien within fifteen (15) days after such lien is filed against the Property.

Without limiting the generality of the foregoing provisions, Buyer and Buyer’s Designees shall not seek to enter any tenant spaces or contact tenants of the Project without first obtaining the express consent of Seller in each instance.  Notwithstanding any provision of this Agreement to the contrary, Buyer shall not have the right to undertake any environmental studies or testing, or any invasive testing, beyond the scope of a standard “Phase I” evaluation and asbestos testing, without the prior written consent of Seller, which shall be given or withheld in Seller’s absolute and sole discretion.

(b)

Buyer shall have until 5:00 p.m., Central Time, on the date twenty-five (25) days after the Effective Date (herein called the “Due Diligence Date”) to perform such investigations, examinations, tests and inspections as Buyer shall deem necessary or desirable to determine whether the Property is suitable and satisfactory to Buyer.  In the event Buyer shall determine that the Property is not suitable and satisfactory to Buyer, Buyer shall have the right to terminate this Agreement by giving written notice of such termination (herein called “Termination Notice”) to Seller on or before the Due Diligence Date.  In the event Buyer gives Seller the Termination Notice, the Earnest Money shall be refunded to Buyer promptly upon request, all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void.  If Buyer does not terminate this Agreement in accordance with this paragraph 5 on or before the Due Diligence Date, Buyer shall have no further right to terminate this Agreement pursuant to this paragraph 5.

(c)

Prior to any entry by Buyer or any of Buyer’s Designees onto the Property, Buyer or Buyer’s Designees shall, at its respective sole cost and expense, obtain and keep in force until the later of: (i) the termination of this Agreement, (ii) Closing, or (iii) if Buyer has not restored or vacated the Property as contemplated above, the date Buyer has completed such restoration or vacated the Property, effective prior to the date of access or entry to the Property, commercial and general liability insurance, each with (x) a $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate limit and (y) excess liability or umbrella coverage of $5,000,000.00 (or such other reasonable amount as Seller and Buyer may agree upon from time to time), insuring, without limitation, coverage for bodily injury, property damage, contractual liability and personal injury liability with respect to the improvements on the Property or the use, inspection or occupancy of the Property by Buyer and Buyer’s Designees, or arising out of any of the indemnities by Buyer under this Agreement, or arising out of Buyer’s Activities.  The commercial general liability policy, with Buyer named as the insured, shall be issued by a reputable insurer reasonably acceptable to Seller.  The policy shall list Seller, Master Servicer, Special Servicer and the property manager of the Project as additional insureds as their interests may appear and shall provide that, while this Agreement is in effect, Seller will be given at least thirty (30) days’ prior written notice of any cancellation, reduction in coverage or non-payment of premiums.  Buyer shall provide evidence of the insurance, reasonably acceptable to Seller, of the types and amounts of coverages herein required.  Buyer will also require all Buyer’s Designees to provide, maintain and keep in force (A) worker’s compensation insurance in accordance with the laws of the state where the Property is located and covering all employees involved in any activities relating to or performed on the Property, and (B) casualty, liability and other insurance consistent with the limits and requirements above required for all claims which may arise, directly or indirectly, as a result of Buyer’s Activities.  Buyer agrees that required insurance for the Buyer’s Designees will also be on forms reasonably acceptable to Seller and issued by companies licensed to do business in the State of Texas and with an insurance rating reasonably acceptable to Seller. Without limiting the foregoing, insurance certificates evidencing such insurance shall be delivered by Buyer to Seller prior to entry onto the Property by Buyer or any of Buyer’s Designees.

(d)

Seller shall deliver to Buyer certain documents and information in Seller’s possession with regard to the Property, including, without limitation, the documents and information set forth on Exhibit “G” attached hereto (herein called the “Due Diligence Materials”).  The Due Diligence Materials will be provided to Buyer without any representation or warranty of any kind or nature whatsoever and are merely provided to Buyer for Buyer’s informational purposes.  Until Closing, Buyer and Buyer’s Designees shall maintain all Due Diligence Materials as confidential information.  If the purchase and sale of the Property is not consummated in accordance with this Agreement, regardless of the reason or the party at fault, Buyer shall immediately re-deliver to Seller all copies of the Due Diligence Materials, whether such copies were actually delivered by Seller or are duplicate copies made by Buyer or Buyer’s Designees.  No termination of this Agreement by Buyer pursuant to any provision of this Agreement permitting termination by Buyer shall be deemed effective unless and until Buyer shall have delivered to Seller all copies of all Due Diligence Materials, as required by this paragraph 5(d), unless otherwise agreed by Seller.

(e)

The Due Diligence Materials shall in no event include any listing agreements for the Property, any materials deemed by Seller to be proprietary, any appraisal of the Property, or any matters that are subject to any confidentiality obligations.

(f)

Within five (5) Business Days after the Effective Date, Seller agrees to submit or cause its property manager to submit to tenants under the Leases a request for such tenants to execute and deliver a tenant estoppel certificate in substantially the form attached hereto as Exhibit “H”, or such other form as is required by the applicable Leases (each, a “Tenant Estoppel”).  Seller agrees to use its commercially reasonable efforts (at no cost to Seller) to obtain, from each of the subject tenants, a completed and signed Tenant Estoppel (taking into consideration that any Lease may not require a tenant to provide the requested estoppel and/or may not specify a time frame for such tenant’s delivery of same).  Promptly after receipt of any such Tenant Estoppel, Seller shall provide Buyer with a copy of same.

(g)

Between the Effective Date and the Closing Date, within two (2) days of Seller’s asset manager, Steven Nordyke, obtaining knowledge thereof, Seller agrees to notify Buyer of any litigation, arbitration or administrative hearing that has been instituted and will have an adverse effect on the Property.

6.

Prorations and Adjustments to Purchase Price.

(a)

The following prorations and adjustments shall be made between Buyer and Seller at Closing, or thereafter if Buyer and Seller shall agree:

(i)

All city, state and county real property taxes, assessments, ad valorem taxes and similar impositions levied or imposed upon or assessed against the Property (herein called the “Taxes”) for the year in which Closing occurs shall be prorated as of the Closing Date with Seller being responsible for Taxes pertaining to Seller’s period of ownership of the Property and Buyer being responsible for Taxes pertaining to Buyer’s period of ownership of the Property (including the Closing Date).  In the event that Seller has, prior to the Effective Date, protested or appealed, or, prior to the Closing Date, protests or appeals, the Taxes for the billing period in which Closing occurs, and such protest results in a reduction in the Taxes payable, Buyer shall, within ten (10) days after Seller’s written request therefor, reimburse Seller in an amount equal to: (i) any refund for prior Taxes paid and credits against or discounts of any future tax liability Buyer receives with respect to any period of time the Property was owned by Seller, and (ii) a prorated portion of the fees and costs expended by Seller Parties in connection with such protest corresponding to the number of days remaining in the tax year in which Closing occurs.

(ii)

All utility charges for the Property including water, sewer, electric, gas, telephone, trash removal, garbage removal and cable or satellite television shall be prorated as of the Closing Date.  Transfer fees required with respect to any such utility shall be paid by or charged to Buyer and Seller shall be credited with any deposits transferred to the account of Buyer; provided, however, that at either party’s election any one or more of such utility accounts shall be closed as of the Closing Date, in which event Seller shall be liable and responsible for all charges for service through the Closing

Date and shall be entitled to all deposits theretofore made by Seller with respect to such utility, and Buyer shall be responsible for reopening and reinstituting such service in Buyer’s name, and shall be responsible for any fees, charges and deposits required in connection with such new accounts.  For any account that is not closed as of the Closing Date, if any final reading and billing cannot be obtained prior to the Closing Date, such utility expenses shall be prorated as of the Closing Date based on an estimate.

(iii)

 All rents and other payments on account of financial obligations of tenants under the Existing Leases and the New Leases (herein collectively called “Rents”) for the month in which the Closing Date occurs, which have actually been paid as of the Closing Date, shall be prorated as of the Closing Date.  In the event that, at the time of Closing, there are any past due or delinquent Rents, Buyer shall use its reasonable efforts to collect such past due or delinquent Rents for a period of ninety (90) days following Closing.  Subsequent to Closing, all monies received by Buyer from or on behalf of any tenant owing delinquent Rents shall be applied and paid as follows: (x) such monies shall first be paid to Buyer for Rents due on and after the Closing Date, and (y) thereafter any remaining monies shall be paid to Seller for delinquent Rents due and payable for periods prior to the Closing Date.

(iv)

  Buyer shall receive a credit against the Purchase Price in the amount of all, if any, refundable security deposits and other refundable tenant deposits under the Existing Leases and New Leases; provided, however, Buyer shall not receive a credit for any security or other tenant deposits which as of the Closing Date have been applied or expended for their intended purpose.  Seller shall retain all security and other tenant deposits free and clear of any and all claims on the part of tenants and Buyer.  Buyer shall be responsible for maintaining as security deposits and other deposits the aggregate amount so credited to Buyer in accordance with all applicable laws, rules and regulations, and in accordance with the provisions of the Existing Leases and the New Leases relevant thereto.

(v)

All amounts payable under any of the Service Agreements and other expenses of the Property (herein collectively called “Expenses”) shall be prorated as of the Closing Date.

(vi)

Any other items which are customarily prorated in connection with the purchase and sale of properties similar to the Project shall be prorated as of the Closing Date.

(b)

It is the intent of Buyer and Seller that all Rents attributable to periods prior to the Closing Date shall accrue to the benefit of Seller, and all Rents attributable to periods including and after the Closing Date shall accrue to the benefit of Buyer, except as provided above.  Furthermore, it is the intent of Buyer and Seller that all Taxes and Expenses attributable to periods prior to the Closing Date shall be the responsibility of Seller, and that all Taxes and Expenses attributable to periods including and after the Closing Date shall be the responsibility of Buyer.  Thus, in the event that, after Closing:

(i)

Seller receives any Rents attributable to periods on and after the Closing Date, then Seller shall immediately remit such Rents to Buyer;

(ii)

Buyer receives any Rents attributable to periods prior to the Closing Date, then Buyer shall immediately remit such Rents to Seller, except as provided above;

(iii)

Seller receives any refunds of Taxes or Expenses attributable to periods on and after the Closing Date, then Seller shall immediately remit such refunds to Buyer; and

(iv)

Buyer receives any refunds of Taxes or Expenses or credits against future taxes due attributable to periods prior to the Closing Date, then Buyer shall immediately remit such refunds to Seller.

(c)

In the event that the amount of any item to be prorated is not determinable at the time of Closing, such proration shall be made on the basis of the best available information, and there shall be no re-proration after Closing.  In the event any prorated item is due and payable at the time of Closing, the same shall be paid at Closing.  If any prorated item is not paid at Closing, Seller shall deliver to Buyer the bills therefor promptly upon receipt thereof, and Buyer shall be responsible for the payment in full thereof within the time fixed for payment thereof and before the same shall become delinquent.  In making the prorations required by this paragraph 6, the economic burdens and benefits of ownership of the Property for the Closing Date shall be allocated to Buyer.   Upon Buyer’s prior written request, for a period of two (2) years following the Closing, Seller shall make Seller’s books and records available to Buyer during normal business hours for inspection, copying and audit by Buyer’s designated accountants, at Buyer’s sole cost and expense, in order to comply with any Securities and Exchange Commission requirements related to Rule 3-14 of Regulation S-X (a “Buyer Audit”).  In no event shall Seller incur any liability or cost whatsoever in conjunction with any Buyer Audit.

7.

Title.

(a)

For purposes of this Agreement, “good and indefeasible fee simple title” shall mean such title as is insurable by First American Title Insurance Company (herein called the “Title Company”) under its standard ALTA Owner’s Policy Form 2006 title policy (herein called the “Title Policy”), at its standard rates, subject only to the following (herein called the “Permitted Exceptions”):

(i)

the standard or printed exclusions in the form of owner’s policy of title insurance referenced above;

(ii)

the lien for Taxes not due and payable on or before the Closing Date;

(iii)

zoning ordinances affecting the Property;

(iv)

the rights of parties in possession under Existing Leases or New Leases;

(v)

all matters listed on Exhibit “E” attached hereto;

(vi)

all matters, if any, waived or deemed to have been waived by Buyer pursuant to this paragraph 7;

(vii)

all matters arising under, or created by, Buyer; and

(viii)

all matters that would be disclosed by a current and accurate survey and inspection of the Property.

(b)

Within two (2) days after the Effective Date, Seller shall cause a commitment for title insurance (herein called the “Title Commitment”) to be issued by Calloway Title and Escrow, LLC, as agent for Title Company, and copies of the Title Commitment and the underlying exception documents to be delivered to Buyer and Buyer’s counsel.  The Title Commitment shall commit to insure Buyer’s title to the Property in the face amount of the Purchase Price.  The Title Commitment shall not require Seller to provide any indemnity or undertaking before the Title Policy will be issued other than a Seller’s Affidavit made by Seller to the Title Company in the form attached hereto as Schedule “4” to Exhibit “F”.  Buyer shall have until the date twenty (20) days after the Effective Date in which to examine the Title Commitment and in which to give Seller written notice of any objections to matters set forth therein that render Seller’s title less than good and marketable fee simple title (herein called the “Initial Notice”).  Buyer may reexamine title to the Property up to and including the Closing Date and give Seller written notice of any additional objections to matters appearing of record subsequent to the effective date of the Title Commitment, but Buyer’s failure to specify in the Initial Notice an objection to any matter appearing of record as of the date of the Initial Notice shall be deemed to be, and shall constitute, a waiver of any objection to such matter, and such matter shall thereafter constitute a Permitted Exception under this Agreement.  Furthermore, if Buyer shall fail to give the Initial Notice, Buyer shall be deemed to have waived any objection to all matters of record as of the effective date of the Title Commitment, and all such matters shall thereafter constitute Permitted Exceptions under this Agreement.

(c)

Seller shall have until the date twenty-three (23) days after the Effective Date in which to review the Initial Notice, and, if Seller elects, in which to give Buyer written notice of any valid objections specified therein which Seller intends to attempt to satisfy (herein called a “Cure Notice”).  If Seller, with respect to any objection specified in the Initial Notice, either fails to give a Cure Notice or elects not to cure such objection, and if Buyer thereafter does not elect to terminate this Agreement pursuant to paragraph 5 hereof, Buyer shall be deemed to have waived any objection specified in the Initial Notice as to which Seller has failed to give a Cure Notice or elected not to cure, and any such objection shall thereafter constitute a Permitted Exception under this Agreement.

(d)

Seller shall have until the Closing Date to satisfy all valid objections other than those waived or deemed to have been waived by Buyer pursuant to paragraphs 7(b) and 7(c).  Seller may extend Closing by up to thirty (30) days, or such longer period as the parties may agree, to provide time for Seller to cure any such valid objection.  If Seller fails to satisfy any such valid objections, then, at the option of Buyer, and as its sole and exclusive alternatives and remedies, Buyer may:

(i)

terminate this Agreement, in which event the Earnest Money shall be refunded to Buyer promptly upon request, all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void; or

(ii)

waive such satisfaction and performance and elect to consummate the purchase and sale of the Property, in which event all unsatisfied objections shall constitute Permitted Exceptions under this Agreement.

The remedies of Buyer as set forth in clauses (i) and (ii) of this paragraph 7(d) shall be Buyer’s sole and exclusive remedies in the event Seller gives a Cure Notice and Seller fails to satisfy any valid objections, notwithstanding anything to the contrary contained herein.

(e)

Notwithstanding any provision of this paragraph 7 to the contrary, Seller shall not, during the term of this Agreement, enter into, or (except as may be required by applicable law or instruments of record as of the Effective Date) consent in writing to, any instrument (other than New Leases executed in the ordinary course of business or any service agreements executed in the ordinary course of business and cancelable upon thirty (30) days written notice and without penalty) that encumbers title to the Property or would otherwise be binding on Buyer, and that will have a material adverse effect on the value or continued use of the Property as currently used by Seller, and that Seller does not cause to be removed as an encumbrance to title to the Property prior to or in connection with Closing.

(f)

Except as expressly provided herein, Seller shall have no obligation to take any steps, bring any action or proceeding or incur any effort or expense whatsoever to eliminate, modify or cure any objection Buyer may have pursuant to this paragraph 7.

8.

Survey.  Seller shall, within two (2) days after the Effective Date, deliver to Buyer a copy of the most recent survey of the Property in Seller’s possession (herein called the “Survey”).  Buyer shall have the right, at its option, to cause a surveyor duly licensed in the State of Texas to prepare a survey of the Property.  If Buyer obtains an update of the Survey or a new survey (such update or new survey is herein called a “New Survey”), the New Survey shall be certified to Buyer, Seller and Title Company, and Buyer shall deliver one (1) print of such New Survey to each of Seller and Title Company.  Any objections of Buyer to matters on the Survey or New Survey must be provided to Seller, along with Buyer’s objections to title, in the Initial Notice.

9.

Proceedings at Closing.  On the Closing Date, Closing shall take place as follows:

(a)

On the Closing Date, Seller shall deliver to Escrow Agent the following documents and instruments, duly executed by or on behalf of Seller:

(i)

A duly executed and acknowledged Special Warranty Deed, in recordable form, in the form of, and on the terms and conditions set forth in, that attached hereto as Schedule “1” to Exhibit “F” (herein called the “Deed”), conveying the Land and Improvements subject to the Permitted Exceptions.

(ii)

A Quitclaim Bill of Sale, in the form of, and on the terms and conditions set forth in, that attached hereto as Schedule “2” to Exhibit “F”, conveying Seller’s interest in the Personalty.

(iii)

An Assignment and Assumption of Tenant Leases, in the form of, and on the terms and conditions set forth in, that attached hereto as Schedule “3” to Exhibit “F” (herein called the “Lease Assignment”), whereby Seller transfers and assigns to Buyer all of Seller’s right, title and interest as “landlord” or “lessor” in, to and under the Existing Leases and the New Leases (to the extent in effect on the Closing Date), and whereby Buyer assumes and agrees to perform the duties and obligations of the “landlord” or “lessor” under the Existing Leases and the New Leases (including, without limitation, TILC Obligations) arising from and after the Closing Date (which assignment of tenant leases shall be executed by Buyer).  The Lease Assignment shall include an updated rent roll for the Project dated within seven (7) days of the Closing.

(iv)

An Assignment, in the form of, and on the terms and conditions set forth in, that attached hereto as Schedule “4” to Exhibit “F” (herein called the “General Assignment”), whereby Seller transfers and assigns to Buyer all of Seller’s right, title and interest in, to and under the Service Agreements, and whereby Buyer assumes and agrees to perform the duties and obligations of the owner of the Property under the Service Agreements arising from and after the Closing Date (which assignment shall be executed by Buyer).

(v)

A Seller’s Affidavit, in the form of, and on the terms and conditions set forth in, that attached hereto as Schedule “5” to Exhibit “F”, with respect to the Property.

(vi)

A Certificate and Affidavit of Non-Foreign Status, in the form of, and on the terms and conditions set forth in, that attached hereto as Schedule “6” to Exhibit “F”.

(vii)

A 1099-S request for taxpayer identification number and certification and acknowledgment (herein called a “1099-S”), in the form of, and on the terms and conditions set forth in, that attached hereto as Schedule “7” to Exhibit “F”.

(viii)

A settlement statement reflecting the economic terms set forth herein (herein called the “Settlement Statement”).

(b)

At Closing, Seller shall (i) deliver to Buyer, or shall make available to Buyer at the on-site management office of the Property, if and to the extent in Seller’s possession, the executed originals, or copies if originals are not available, of the Existing Leases, the New Leases and the Service Agreements and (ii) deliver to Buyer copies of executed Tenant Estoppels from tenants occupying at least 75% of the occupied square footage at the Property.

(c)

At Closing, Seller shall execute and deliver to Buyer a form letter notifying tenants of the Property of the sale of the Property to Buyer in the form of that attached hereto as Schedule “8” to Exhibit “F”.

(d)

At Closing, Buyer shall:

(i)

deliver the Purchase Price to Escrow Agent in accordance with the provisions of this Agreement;

(ii)

deliver to a First American Title Insurance Company office in Houston, Texas (the “Local Title Office”) counterparts of the Lease Assignment, the  General Assignment and the Settlement Statement, each duly executed by or on behalf of Buyer (which Local Title Office shall forward such executed documents to Escrow Agent at or prior to Closing);  and

(iii)

deliver to the Local Title Office evidence in form and substance reasonably satisfactory to Title Company and Seller that Buyer has the power and authority to execute and enter into this Agreement, and that any and all actions required to authorize and approve the execution and entry into this Agreement by Buyer and the performance by Buyer of its duties and obligations under this Agreement have been accomplished, and that the individuals executing documents on behalf of Buyer are authorized to do so and bind Buyer (which Local Title Office shall forward such documents to Escrow Agent at or prior to Closing).

10.

Costs of Closing.  The following expenses shall be paid in cash at or prior to the Closing:

(a)

Seller shall bear and pay one-half (½) of Escrow Agent’s escrow fees, any recording costs associated with the release of any liens or encumbrances Seller is required to cause to be released under this Agreement, the cost of the New Survey in an amount not to exceed $4,000.00, the premium for the Title Policy in the amount of the Purchase Price (excluding the premium for any extended coverage and endorsements), and Seller’s attorney’s fees.

(b)

Buyer shall bear and pay one-half (½) of Escrow Agent’s escrow fees, the cost of the New Survey above $4,000.00, the premiums for any extended coverage and endorsements issued in connection with the Title Policy, the premiums for any other policy of title insurance obtained by Buyer with respect to the Property, any transfer, excise or documentary stamp taxes imposed on the transfer of the Property or the recording of the Deed, all recording charges imposed upon the recordation of the Deed, all mortgage taxes, all costs associated with investigations and inspections undertaken by Buyer with respect to Buyer’s acquisition of the Property, and Buyer’s attorney’s fees.

11.

Representations and Warranties; Disclaimers.

1) SELLER DOES NOT, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, AND SELLER SHALL NOT, BY THE EXECUTION AND DELIVERY OF ANY DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION WITH CLOSING, MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE WHATSOEVER, WITH RESPECT TO THE PROPERTY, AND ALL SUCH WARRANTIES ARE HEREBY DISCLAIMED.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING PROVISIONS, SELLER MAKES, AND SHALL MAKE, NO

EXPRESS OR IMPLIED WARRANTY AS TO:  (I) MATTERS OF TITLE (OTHER THAN SELLER’S LIMITED WARRANTY OF TITLE SET FORTH IN THE DEED AT CLOSING), (II) ZONING, (III) TAX CONSEQUENCES, (IV) PHYSICAL OR ENVIRONMENTAL CONDITION (INCLUDING, WITHOUT LIMITATION, LAWS, RULES, REGULATIONS, ORDERS AND REQUIREMENTS PERTAINING TO THE USE, HANDLING, GENERATION, TREATMENT, STORAGE OR DISPOSAL OF ANY TOXIC OR HAZARDOUS WASTE OR TOXIC, HAZARDOUS OR REGULATED SUBSTANCE AND FURTHER INCLUDING, WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE AND COMPENSATION AND LIABILITY ACT, THE RESOURCE CONSERVATION AND RECOVERY ACT, THE CLEAN WATER ACT, THE SOLID WASTE DISPOSAL ACT, THE FEDERAL WATER POLLUTION CONTROL ACT, THE OIL POLLUTION ACT, THE FEDERAL CLEAN AIR ACT, THE FEDERAL INSECTICIDE, FUNGICIDE AND RODENTICIDE ACT, AND ANY AND ALL STATE LAWS SIMILAR TO THE FOREGOING, EACH AS MAY BE AMENDED FROM TIME TO TIME, AND INCLUDING ANY AND ALL REGULATIONS, RULES OR POLICIES PROMULGATED THEREUNDER (HEREIN COLLECTIVELY CALLED THE “ENVIRONMENTAL LAWS”), (V) VALUATION, (VI) GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE PROPERTY, (VII) THE USE, INCOME POTENTIAL, EXPENSES, OPERATION OR CHARACTERISTICS OF THE PROPERTY OR ANY PORTION THEREOF, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF SUITABILITY, HABITABILITY, MERCHANTABILITY, DESIGN OR FITNESS FOR ANY SPECIFIC PURPOSE OR FOR A PARTICULAR PURPOSE, OR GOOD OR WORKMANLIKE CONSTRUCTION, (VIII) THE NATURE, MANNER, CONSTRUCTION, CONDITION, STATE OF REPAIR OR LACK OF REPAIR OF ANY OF THE IMPROVEMENTS, ON THE SURFACE OR SUBSURFACE THEREOF WHETHER OR NOT OBVIOUS, VISIBLE OR APPARENT, (IX) THE NATURE OR QUALITY OF CONSTRUCTION, STRUCTURAL DESIGN OR ENGINEERING OF THE PROPERTY, (X) THE SOIL CONDITIONS, DRAINAGE, FLOODING CHARACTERISTICS, UTILITIES OR OTHER CONDITIONS EXISTING IN, ON OR UNDER THE PROPERTY, AND (XI) THE PRESENCE OR EXISTENCE OF MOLD OR OTHER ORGANISMS, LEAD BASED PAINT OR WATER PENETRATION IN OR ABOUT THE IMPROVEMENTS (HEREIN COLLECTIVELY CALLED THE “DISCLAIMED MATTERS”).  BUYER AGREES THAT, WITH RESPECT TO THE PROPERTY, BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER.  BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITION THEREOF) AND RELY UPON SAME AND, UPON CLOSING, SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, THE DISCLAIMED MATTERS, MAY NOT HAVE BEEN REVEALED BY BUYER’S INSPECTIONS AND INVESTIGATIONS.  SUCH INSPECTIONS AND INVESTIGATIONS OF BUYER SHALL BE DEEMED TO INCLUDE AN ENVIRONMENTAL AUDIT OF THE PROPERTY, AN INSPECTION OF THE PHYSICAL COMPONENTS AND GENERAL CONDITION OF ALL PORTIONS OF THE PROPERTY, SUCH STATE OF FACTS AS AN ACCURATE SURVEY AND INSPECTION OF THE PROPERTY WOULD SHOW, PRESENT AND FUTURE ZONING AND LAND

USE ORDINANCES, RESOLUTIONS AND REGULATIONS OF THE CITY, COUNTY AND STATE WHERE THE PROPERTY IS LOCATED AND THE VALUE AND MARKETABILITY OF THE PROPERTY.  SELLER SHALL SELL AND CONVEY TO BUYER, AND BUYER SHALL ACCEPT, THE PROPERTY “AS IS”, “WHERE IS”, AND WITH ALL FAULTS, AND THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER OR ANY THIRD PARTY.  WITHOUT IN ANY WAY LIMITING ANY PROVISION OF THIS PARAGRAPH 11, BUYER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT IT HEREBY WAIVES, RELEASES AND DISCHARGES ANY CLAIM IT HAS, MIGHT HAVE HAD OR MAY HAVE AGAINST SELLER WITH RESPECT TO:

(i)

THE DISCLAIMED MATTERS;

(ii)

THE CONDITION OF THE PROPERTY, EITHER PATENT OR LATENT;

(iii)

THE PAST, PRESENT OR FUTURE CONDITION OR COMPLIANCE OF THE PROPERTY WITH REGARD TO ANY ENVIRONMENTAL LAWS; AND

(iv)

ANY OTHER STATE OF FACTS THAT EXISTS WITH RESPECT TO THE PROPERTY.

(b)

Buyer hereby makes the following representations, warranties and covenants for the benefit of Seller as of the date hereof and the Closing Date:

(i)

Buyer is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Texas.

(ii)

Buyer has full power and authority to enter into and perform this Agreement, the documents and certificates to be executed and delivered by Buyer pursuant hereto, and each and all of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof.  Buyer has by all necessary action, validly authorized the execution, delivery and performance of this Agreement, the documents and certificates to be executed and delivered by Buyer in connection herewith and the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof, and the performance and assumption by Buyer of each and all of Buyer’s covenants, obligations, liabilities and duties under and with respect to the Leases and Service Agreements pursuant hereto in accordance with the respective terms thereof.  The individual(s) executing this Agreement, and each of the other documents and certificates to be executed and delivered in connection herewith, on behalf of Buyer (herein called “Authorized Signatories”) is(are) competent, duly appointed and authorized officer(s) and/or agents of, with full legal capacity, power and authority, acting alone, to act on behalf of and bind Buyer in all respects.

(iii)

This Agreement and each of the documents and certificates executed or to be executed and delivered by Buyer, and/or the Authorized Signatories in connection herewith are, or will be when executed and delivered, the legal, valid and binding obligations of and enforceable against Buyer in accordance with the terms hereof and thereof.

(iv)

Buyer has no actual knowledge of any action, proceeding, investigation or Insolvency Proceeding pending or threatened in writing against Buyer or any of the other Buyer Parties before any Governmental Authority which would affect or impair in any respect Buyer’s ability to consummate the transactions contemplated hereby.

(v)

The execution, delivery and performance by Buyer of this Agreement and each of the documents and certificates to be executed and delivered by Buyer pursuant hereto do not violate any of the terms, conditions or provisions of any judgment, order, injunction or decree of any Governmental Authority to which Buyer is subject.  No consent, waiver or approval of any Person or Affiliate, which has not already been obtained, is required in connection with the execution, delivery and performance by Buyer of this Agreement and each of the documents and instruments to be executed and delivered by Buyer pursuant hereto and neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Buyer, or any Affiliate, is a party or by which Buyer, any partner or Affiliate of Buyer, or any of Buyer’s assets is bound.  Neither Buyer nor any partner or Affiliate of Buyer is in any way affiliated with Seller.

(vi)

Buyer is not Insolvent and will not become Insolvent as a result of entering into and consummating this Agreement and the purchase of the Property, including the Leases and Service Agreements, and the Obligations in accordance with the terms hereof, nor are the transfers to be made hereunder or obligations incurred in connection herewith made or incurred by Buyer with any intent to hinder, delay or defraud any creditors to which Buyer is or becomes indebted.  Buyer is not engaged in business or any transactions, including the transactions contemplated hereunder, or about to engage in any business or transactions, for which any remaining property of Buyer is unreasonably small capital, nor does Buyer intend to incur or believe that it will incur, debts that would be beyond its ability to pay as such debts matured.  Buyer acknowledges that it is receiving new, fair, reasonably equivalent value in exchange for the transfers and obligations contemplated by this Agreement, and affirmatively represents that its entry into this Agreement and consummation of the transactions contemplated hereby does not constitute a fraudulent conveyance or preferential transfer under the Bankruptcy Code or any other federal, state or local laws affecting the rights of creditors generally.

(vii)

Buyer will (A) do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement, and (B) not interfere with or hinder the ownership, use, maintenance or operation of the Property or the surrounding property or any part thereof prior to the delivery of title thereof to Buyer.

Buyer shall and hereby does indemnify each of the Seller Parties and hold each of the Seller Parties harmless from any and all liabilities, damages, losses, costs and expenses (including attorneys’ fees and expenses) paid or incurred by any of the Seller Parties by reason of any breach of any of the representations, warranties, covenants or agreements made by Buyer.  Buyer has no knowledge of any facts or circumstances which, if known to Seller, would make its representations and warranties to Seller as set forth in this paragraph 11(b) incorrect, untrue or misleading in any manner.  Buyer’s representations and warranties set forth in this paragraph 11(b) shall not survive the Closing or termination of this Agreement.  Buyer’s representations and warranties contained herein must be true and correct through the Closing Date, and Buyer’s failure to notify Seller prior to the Closing Date of any inaccuracies shall be a default by Buyer under this Agreement.

(c)

Seller hereby makes the following representations and warranties for the benefit of Buyer as of the date hereof and the Closing Date:

(i)

Seller is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware.

(ii)

Seller has the power, right and authority to enter into and perform all of the obligations required of Seller under this Agreement and the instruments and documents referenced herein, and to consummate the transaction contemplated hereby.

(iii)

Seller has provided or made available to Buyer copies of all Existing Leases and Service Agreements in Seller’s possession.

The representations and warranties by Seller set forth in this paragraph 11(c) shall not survive Closing of this transaction, and no action or claim may be brought against Seller by Buyer or any affiliate of Buyer with respect to a breach of such representations or warranties or any action, suit or other proceedings commenced or pursued, for or in respect of any breach of any representation or warranty made by Seller in this Agreement from and after the Closing.  Notwithstanding anything herein to the contrary, if Buyer discovers prior to Closing that one or more of the representations and warranties under the provisions of this paragraph 11(c), are false or untrue as of the Closing Date, Buyer’s sole remedy will be to exercise its rights under the provisions of paragraph 14(b).

12.

Conditions of Buyer’s and Seller’s Obligations.

(a)

Seller’s Conditions Precedent to Sale of Property.  Seller’s obligation to sell the Property in accordance this Agreement is hereby conditioned upon full and complete satisfaction, or written waiver signed by Seller, where feasible, of each and all of the following conditions precedent (herein individually called a “Seller’s Condition Precedent” and collectively, the “Seller’s Conditions Precedent”) on or prior to the dates specified below:

(i)

Seller shall not have received written notice of termination pursuant to Buyer’s right to so terminate as contained herein;

(ii)

on or before Closing, Seller shall have obtained all necessary internal approvals;

(iii)

on or before Closing, Buyer shall have executed and delivered to the Title Company, to be held in escrow pursuant to the terms of this Agreement, all of the Closing Documents to be delivered by Buyer pursuant to paragraph 9(d);

(iv)

on or before Closing, Buyer shall have delivered to the Escrow Agent, the full amount of the Purchase Price (taking into consideration the Earnest Money and all prorations, credits and adjustments pursuant to the terms of this Agreement), together with any and all other sums that are to be paid by Buyer at Closing pursuant to this Agreement, including the costs and expenses identified in paragraph 10 and any other amounts shown as payable by Buyer on the Settlement Statement; and

(v)

the representations and warranties made by Buyer in paragraph 11(b) shall be true and correct in all material respects on and as of the date made or deemed to be made and as of the Closing Date and Buyer shall have performed and complied in all respects with all covenants and obligations required to be performed by it as of the Closing Date and in accordance with this Agreement.

In the event each and all of Seller’s Conditions Precedent are not fully and completely satisfied or waived on or before the dates specified above, unless caused by a breach by Seller (in which case Buyer shall have the rights and remedies in paragraph 14(b) on account of such breach), Seller shall have the option to: (A) waive all or any of such Seller’s Conditions Precedent and proceed with Closing; or (B) terminate Seller’s obligation to sell the Property by written notice at or prior to Closing, whereupon Seller’s obligation to sell and Buyer’s obligation to purchase the Property shall be deemed, without additional notice, grace or further act of any party, to be automatically null and void and of no force or effect, in which event neither Seller nor Buyer shall have any further rights or obligations hereunder or relating hereto, except pursuant to the obligations which expressly survive the termination or expiration of this Agreement, and Buyer shall be entitled to a refund of the Earnest Money unless the failure of any of Seller’s Conditions Precedent to be satisfied is caused by a breach in any material respect of any of Buyer’s express representations, warranties, covenants or obligations set forth in this Agreement, in which case Seller shall be entitled to the rights and remedies set forth in paragraph 14(a) on account of such breach.  Buyer shall have no liability for failing to satisfy any of the Seller’s Conditions Precedent unless the failure to satisfy the same is caused by a breach in any material respect of any of Buyer’s express representations, warranties, covenants or obligations set forth in this Agreement, whereupon Seller shall also be entitled to the rights and remedies set forth in paragraph 14(a) on account thereof.  The Seller’s Conditions Precedent set forth in this paragraph 12(a), and each of them, shall inure solely to the benefit of Seller, and no other Person, including Buyer, shall have any right to waive or defer any of the conditions specified herein.

(b)

Buyer’s Conditions Precedent to Purchase of Property.  Buyer’s obligation to purchase the Property in accordance with this Agreement is hereby conditioned upon full and complete satisfaction, or written waiver signed by Buyer, of each and all of the following conditions precedent (herein individually called a “Buyer’s Condition Precedent” and collectively, the “Buyer’s Conditions Precedent”) on or prior to the dates specified below:

(i)

on or before Closing, Seller shall have executed and delivered to the Escrow Agent, to be held pursuant to the terms of this Agreement, each and all of the Closing Documents to be delivered by Seller pursuant to paragraph 9(a); and

(ii)

Seller shall have performed and complied in all material respects with all covenants and obligations required to be performed by it under this Agreement as of the Closing Date; and

(iii)

Seller have continued to maintain and operate the Property in a business-like manner from and after the Due Diligence Date through the Closing Date.

Buyer agrees that, as soon as Buyer has notice of the failure of a Buyer’s Condition Precedent, Buyer shall notify Seller thereof and Seller shall have ten (10) Business Days after the giving of such notice within which to cure such failure (no obligation to do so being implied hereby) and, if required, the Closing Date shall automatically be extended to the next Business Day occurring after such ten (10) Business Day period.  In the event each and all of the Buyer’s Conditions Precedent are not fully and completely satisfied or waived on or before the dates specified above or, if applicable, on the first Business Day occurring after the ten (10) Business Day cure period mentioned in the immediately preceding sentence, then unless the failure of Buyer’s Conditions Precedent is caused by a breach by Buyer (in which case Seller shall have the rights and remedies in paragraph 14(a) on account of such breach), Buyer shall have the option to: (A) waive all or any of such Buyer’s Conditions Precedent and proceed with Closing; or (B) terminate Buyer’s obligation to purchase the Property by written notice at or prior to the Closing Date, as extended pursuant to this paragraph 12(b), whereupon Buyer’s obligation to purchase and Seller’s obligation to sell the Property shall be deemed, without additional notice, grace or further act of any party, to be automatically null and void and of no force or effect, in which event neither Seller nor Buyer shall have any further rights or obligations hereunder or relating hereto, except pursuant to such provisions hereof as survive termination of this Agreement and Buyer shall be entitled to a refund of the Earnest Money unless the failure of any of Buyer’s Conditions Precedent to be satisfied is caused by  a breach in any material respect of any of Buyer’s express representations, warranties, covenants or obligations set forth in this Agreement existing beyond any applicable notice and cure period, in which case Seller shall be entitled to the rights and remedies set forth in paragraph 14(a) on account of such breach.  Seller shall have no liability for failing to satisfy the Buyer’s Conditions Precedent unless the failure to satisfy the same is otherwise, or is caused by, a breach in any material respect of any of Seller’s express covenants or obligations set forth in this Agreement existing beyond any applicable notice and cure period, whereupon Buyer shall also be entitled to the rights and remedies set forth in paragraph 14(b) on account thereof.  The Buyer’s Conditions Precedent set forth in this paragraph 12(b), and each of them, shall inure solely to the benefit of Buyer, and no other Person, including Seller, shall have any right to waive or defer any of the conditions specified herein.

13.

Possession at Closing.  Seller shall surrender possession of the Property to Buyer on the Closing Date, subject to the Permitted Exceptions.

14.

Remedies.

(a)

IF THE PURCHASE AND SALE OF THE PROPERTY CONTEMPLATED HEREBY IS NOT CONSUMMATED IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THIS AGREEMENT DUE TO CIRCUMSTANCES OR CONDITIONS WHICH CONSTITUTE A DEFAULT BY BUYER UNDER THIS AGREEMENT, THE EARNEST MONEY SHALL BE DELIVERED TO AND RETAINED BY SELLER AS SELLER’S FULL LIQUIDATED DAMAGES (AND NOT AS A PENALTY) FOR SUCH DEFAULT.  BUYER AND SELLER EXPRESSLY ACKNOWLEDGE THAT THE FOREGOING LIQUIDATED DAMAGES ARE INTENDED NOT AS A PENALTY OR FORFEITURE, BUT AS FULL LIQUIDATED DAMAGES IN THE EVENT OF BUYER’S DEFAULT AND AS COMPENSATION FOR SELLER’S TAKING THE PROPERTY OFF THE MARKET DURING THE TERM OF THIS AGREEMENT.  BUYER AND SELLER FURTHER AGREE THAT IN LIGHT OF THE CIRCUMSTANCES EXISTING AT THE TIME OF THE EXECUTION OF THIS AGREEMENT, THE AMOUNT OF THE FOREGOING LIQUIDATED DAMAGES REPRESENTS A REASONABLE ESTIMATE OF THE HARM LIKELY TO BE SUFFERED BY SELLER IN THE EVENT OF A DEFAULT BY BUYER, AND THAT PROOF OF ACTUAL DAMAGES WOULD BE COSTLY OR IMPRACTICAL TO ASCERTAIN.  SUCH DELIVERY OF THE EARNEST MONEY SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF SELLER BY REASON OF A DEFAULT BY BUYER UNDER THIS AGREEMENT, AND SELLER HEREBY WAIVES AND RELEASES ANY RIGHT TO SUE BUYER, AND HEREBY COVENANTS NOT TO SUE BUYER, FOR SPECIFIC PERFORMANCE OF THIS AGREEMENT OR TO PROVE THAT SELLER’S ACTUAL DAMAGES EXCEED THE EARNEST MONEY WHICH IS HEREIN PROVIDED SELLER AS FULL LIQUIDATED DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIQUIDATED DAMAGES SHALL NOT APPLY TO ANY DUTY, OBLIGATION, LIABILITY OR RESPONSIBILITY WHICH BUYER MAY HAVE UNDER THE INDEMNIFICATION PROVISIONS OF PARAGRAPHS 5, 18, 21, AND 23(T) OF THIS AGREEMENT.

Buyer and Seller hereby acknowledge and specifically agree to the foregoing liquidated damages provision.

Seller’s initials: ______________________

Buyer’s initials: ______________________

(b)

If the purchase and sale of the Property contemplated hereby is not consummated in accordance with the terms and provisions of this Agreement due to circumstances or conditions which constitute a default by Seller under this Agreement, Buyer, as its sole and exclusive remedy may terminate this Agreement, in which event the Earnest Money shall be refunded to Buyer promptly upon request, Seller shall promptly reimburse Buyer for all reasonable and documented out-of-pocket third-party costs and expenses actually incurred by Buyer from and after the Effective Date until the date this Agreement is so terminated in connection with this Agreement and Buyer’s investigation of the Property, including, but not limited to, title company charges, engineering fees, environmental consultants’ fees, architects’ fees, legal fees, lender fees and other similar charges (collectively, the “Third Party Expenses”) in an aggregate amount not to exceed $50,000.00, and all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void.  The inability of Seller to convey good and marketable fee simple title to the Property on the Closing Date shall not constitute a default by Seller under this Agreement unless such inability is caused by a defect in Seller’s title to the Property which is not a Permitted Exception under this Agreement, which arises subsequent to the date of Seller’s execution of this Agreement, and which arises solely by reason of an affirmative act of Seller.  Seller shall have no other liability to Buyer under this Agreement.

15.

Damage or Destruction.

(a)

If any portion of the Improvements is damaged or destroyed by casualty prior to Closing, Seller shall give Buyer prompt written notice thereof.  If any portion of the Improvements is damaged or destroyed by casualty on or before the Due Diligence Date, and Buyer does not elect to terminate this Agreement pursuant to paragraph 5 hereof, then Buyer shall have no right to terminate this Agreement by reason of such damage or destruction.  If any portion of the Improvements is damaged or destroyed by casualty after the Due Diligence Date  and prior to Closing, and the cost of repair of such damage or destruction is reasonably estimated to exceed TWO HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($250,000.00), Buyer shall have the right, at Buyer’s option, to terminate this Agreement by giving written notice to Seller on or before the date ten (10) days after the date upon which Seller gives Buyer written notice of such casualty, in which event the Earnest Money shall be refunded to Buyer promptly upon request, all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void.  In the event of lesser damage or destruction after the Due Diligence Date, Buyer shall have no right to terminate this Agreement by reason of such damage or destruction.

(b)

If any portion of the Improvements is damaged or destroyed by casualty prior to Closing and Buyer does not elect to terminate this Agreement in accordance with any termination right, this Agreement shall remain in full force and effect and the parties shall proceed to Closing without any reduction or adjustment in the Purchase Price, except that at Closing:

(i)

the Purchase Price shall be reduced by the total of any insurance proceeds actually received by Seller on or before the Closing Date with respect to such casualty and not expended by Seller prior to Closing for the repair or restoration of the Improvements;

(ii)

at Closing, Seller shall assign to Buyer all rights of Seller in and to any insurance proceeds payable thereafter by reason of such casualty; and

(iii)

to the extent that Seller has not paid the deductible under Seller’s property insurance policy, the amount of such deductible shall be credited against the Purchase Price and Buyer shall be responsible for paying such deductible.

16.

Condemnation.

(a)

In the event of commencement of eminent domain proceedings respecting any portion of the Property prior to Closing, Seller shall give Buyer prompt written notice thereof.  If all or any part of the Property is taken by eminent domain proceedings, or if there is the commencement or bona fide threat of the commencement of any such proceedings, on or before the Due Diligence Date, and Buyer does not elect to terminate this Agreement pursuant to paragraph 5 hereof, Buyer shall have no right to terminate this Agreement by reason of such taking.  If all or any material part of the Property is taken by eminent domain proceedings after the Due Diligence Date, and prior to Closing, Buyer shall have the right, at Buyer’s option, to terminate this Agreement by giving written notice to Seller on or before the date ten (10) days after the date upon which Seller gives Buyer written notice of such taking, in which event the Earnest Money shall be refunded to Buyer promptly upon request, all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void.  In the event of a taking of less than all or a material part of the Property after the Due Diligence Date, Buyer shall have no right to terminate this Agreement by reason of such taking.

(b)

If all or any part of the Property is taken by eminent domain proceedings prior to Closing and Buyer does not elect to terminate this Agreement in accordance with any termination right, this Agreement shall remain in full force and effect and the parties shall proceed to Closing without any reduction or adjustment in the Purchase Price, except that at Closing:

(i)

the Purchase Price shall be reduced by the total of any awards or other proceeds actually received by Seller on or before the Closing Date with respect to any taking and not expended by Seller prior to Closing for the repair or restoration of the Property; and

(ii)

at Closing, Seller shall assign to Buyer all rights of Seller in and to any awards or other proceeds payable thereafter by reason of such taking.

(c)

For the purposes of this paragraph 16, a taking shall be deemed to be of a “material” part of the Property only if such taking involves the taking of more than ten percent (10%) of the existing parking spaces on the Land.

17.

Ownership of Information; Confidentiality Obligation.

(a)

Any studies, data, reports, analyses, investigations, examinations, tests, inspections or writings of or with respect to the Property produced or obtained on behalf of or at the instance of Buyer shall be deemed the sole, confidential property of Seller as owner of the Property prior to the Closing Date, but shall become the sole, confidential property of Buyer from and after the Closing Date.

(b)

If the purchase and sale of the Property is not consummated in accordance with this Agreement, regardless of the reason or the party at fault, Buyer shall, upon the written request of Seller, promptly deliver to Seller, at no cost to Buyer and at Seller’s cost and expense:

(i)

a list setting forth the names of all persons or entities who conducted investigations, examinations, tests or inspections of or with respect to the Property on behalf of or at the instance of Buyer;

(ii)

copies of all reports, studies, surveys, site plans and other written or graphic material of any kind or nature whatsoever generated, collected, prepared or compiled in connection with such investigations, examinations, tests or inspections; and

(iii)

to the extent requested by Seller and to the extent assignable, an instrument in form and substance reasonably satisfactory to Seller transferring and assigning to Seller all of Buyer’s rights, title and interest in or to the materials described in clause (ii), above.

(c)

No information or contents of any environmental reports, and no results of any investigation of the Property, including, but not limited to, the contents of the report issued in connection therewith, shall be disclosed by Buyer or its agents, consultants or employees to any third party (other than Buyer’s investors, principals, agents, attorneys, consultants and/or employees) without Seller’s prior written approval, unless and until Buyer is legally compelled to make such disclosure under applicable laws or until Buyer consummates its purchase of the Property pursuant to this Agreement.  Notwithstanding the foregoing, Buyer may disclose such matters to Buyer’s consultants and Related Parties (the specific identities of which shall be supplied to Seller in writing prior to any permitted disclosure to such party by Buyer) who, in Buyer’s reasonable opinion, must know such information for the purpose of evaluating the same for Buyer as a potential purchaser of the Property.  Buyer shall take all necessary actions to ensure that any Related Parties to whom such documents, items or information are furnished not make the same available or disclose the contents thereof to any person.  If this Agreement is terminated for any reason, Buyer shall immediately return to Seller any and all documents, plans and other items furnished to Buyer or any Related Parties pursuant to this paragraph 17(c) without retaining copies thereof.  The provisions of this paragraph 17(c) shall survive the consummation of the purchase and sale of the Property on the Closing Date hereunder or any termination or cancellation of this Agreement for a period of one (1) year from the date of such consummation of the sale or termination of this Agreement, as applicable.

(d)

All studies, data, reports, analyses, writings and communications, including, without limitation, any environmental reports, shall be generated by any consultant for the use of Buyer’s and Seller’s attorneys and, to the fullest extent permitted by law, shall be the work product of both Buyer’s and Seller’s respective attorneys and shall constitute confidential attorney/client communications, and each party shall use its best efforts to ensure that such confidentiality and privilege is maintained.

18.

Broker and Commission.  (a) All negotiations relative to this Agreement and the purchase and sale of the Property as contemplated by and provided for in this Agreement have been conducted by and between Seller and Buyer without the intervention of any person or other party as agent or broker, with the exception of CBRE, Inc., (herein called “Broker”), who has acted as agent for Seller.  Seller, Buyer and Broker warrant and represent to each other that, other than with regard to Broker, Seller and Buyer have not entered into any agreement or arrangement and have not received services from any broker or broker’s employees or independent con tractors which would give rise to any claim of lien or lien against the Property, and there are and will be no broker’s commissions or fees payable in connection with this Agreement or the purchase and sale of the Property by reason of their respective dealings, negotiations or communications except the commission payable to Broker by Seller in accordance with the terms and provisions of a separate agreement between Seller and Broker (herein called the “Commission”).  Broker agrees that, notwithstanding anything to the contrary contained in this Agreement, if the purchase and sale of the Property is not consummated in accordance with this Agreement, regardless of the reason or the party at fault, and regardless of whether such failure results from the misconduct, bad faith act or breach or default of a party under this Agreement, no commission, fee or other charge shall have been earned by or be payable to Broker, and neither Seller nor Buyer shall be obligated or liable to Broker for any commission, fee or other charge of any kind in regard to this Agreement or the purchase and sale of the Property.  If the purchase and sale of the Property is consummated in accordance with this Agreement, payment of the Commission shall constitute full and complete payment and satisfaction of any and all commissions, fees, charges and claims of Broker and Broker’s agents, employees, representatives and affiliates arising from, in connection with or with respect to this Agreement and the purchase and sale of the Property.  Broker acknowledges that Broker is executing this Agreement for the sole purpose of setting forth Broker’s rights to the payment of a commission or fee in connection with the purchase and sale of the Property and Broker’s covenants as contained in this paragraph 18.  Broker agrees that Broker has no other rights with respect to the payment of a commission or fee in connection with this Agreement or the purchase and sale of the Property, except as specifically set forth in this paragraph 18.  Seller, Buyer and Broker shall and do each hereby indemnify, defend and hold harmless each of the others from and against any and all liabilities, damages, losses, costs and expenses (including attorneys’ fees and expenses) in any manner arising out of, by reason of or in connection with the claims, demands, actions and judgments of any and all brokers, agents and other intermediaries alleging a commission, fee or other payment to be owing by reason of their respective dealings, negotiations or communications in connection with this Agreement or the purchase and sale of the Property.

(b)

If required by Title Company, Broker agrees to provide at Closing a sworn affidavit with respect to the payment of the compensation due Broker at Closing in connection with the transactions contemplated by this Agreement and waiving and releasing any and all lien rights with respect to the Property, and running in favor of Buyer, Seller, and Title Company.

19.

Limitation on Seller Liability.  ANY PARTY SEEKING TO ENFORCE ANY DUTY, OBLIGATION, LIABILITY OR RESPONSIBILITY OF SELLER ARISING UNDER THIS AGREEMENT SHALL RELY ON AND LOOK SOLELY TO THE PROPERTY AND THE PROCEEDS THEREOF.  SELLER SHALL HAVE NO LIABILITY FOR THE PERFORMANCE OF ANY DUTIES OR OBLIGATIONS OF SELLER UNDER THIS AGREEMENT BEYOND ITS INTEREST IN THE PROPERTY AND THE PROCEEDS THEREOF.  BUYER WILL NOT SEEK TO ENFORCE ANY JUDGMENT OBTAINED BY BUYER AGAINST SELLER AGAINST ANY PROPERTY OF SELLER OTHER THAN ITS INTEREST IN THE PROPERTY AND THE PROCEEDS THEREOF, AND BUYER SHALL LOOK SOLELY TO, AND RELY SOLELY ON, ITS INTEREST IN THE PROPERTY AND THE PROCEEDS THEREOF FOR ENFORCEMENT AND SATISFACTION THEREOF.

20.

Survival.  The provisions of paragraphs 6, 11(a), 11(b), 17, 18, 19, 21, and 23 of this Agreement, and the provisions of clauses (i), (ii) and (iii) of paragraph 5(a) of this Agreement, shall survive the consummation of the purchase and sale of the Property on the Closing Date, the delivery of the Deed and the payment of the Purchase Price.  Notwithstanding anything to the contrary set forth in this Agreement, the provisions of paragraphs 5(d), 11(a), 17, 18, 19, 21, and 23 of this Agreement and the provisions of clauses (i), (ii) and (iii) of paragraph 5(a) of this Agreement, shall also survive any termination of this Agreement in accordance with its terms.  Except as expressly set forth in this paragraph 20, this Agreement shall not survive the consummation of the purchase and sale of the Property on the Closing Date, the delivery of the Deed and the payment of the Purchase Price.

21.

ERISA Compliance.  Buyer is not, and is not acting on behalf of: (i) a “plan”, as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended (herein called “ERISA”), that is subject to Title I of ERISA; (ii) a “plan”, as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, and which is subject to the fiduciary and prohibited transaction provisions of Section 4975 of the Code (each of the foregoing being herein collectively called a “Plan”); (iii) an entity whose assets include “plan assets” under Department of Labor Regulation 2510.3-101 and Section 3(42) of ERISA by reason of one or more Plan’s investment in such entity; or (iv) a “plan”, as defined in Section 3(3) of ERISA that is not subject to Title I of ERISA.  Buyer does not have, and is not acting on behalf of an entity which has, a “party in interest” (as defined in Section 3(14) of ERISA) relationship to Seller or any comparable relationship under state law to Seller.  Buyer represents and covenants that the transaction contemplated by this Agreement (and any underlying obligations contemplated by this Agreement) does not and shall not constitute a prohibited transaction under ERISA or a comparable violation of state law.  Buyer shall, and does hereby, indemnify, defend and hold harmless Seller and any of its affiliates, and their respective officers, partners, directors, employees or agents (herein collectively called the “Indemnified Parties”) from and against any and all liabilities, damages, losses, costs and expenses (including attorneys’ fees and expenses) in any manner arising out of, by reason of or in connection with any claims, demands, actions and judgments arising out of, by reason of or in connection with the untruth of any of the statements, representations and warranties of Buyer set forth in this paragraph 21.

22.

Management Matters. Seller shall cause the existing management agreement with Seller’s property manager for the management of the Project to be terminated immediately upon the Closing.

23.

General Provisions.

(a)

Notices.  Whenever any notice, demand or request is required or permitted under this Agreement, such notice, demand or request shall be in writing and shall be delivered by hand, be sent by registered or certified mail, postage prepaid, return receipt requested, or be sent by nationally recognized commercial courier for next business day delivery, to the addresses set forth below the parties’ respective executions hereof, or to such other addresses as are specified by written notice given in accordance herewith, or shall be transmitted by facsimile to the number for each party set forth below their respective executions hereof, or to such other numbers as are specified by written notice given in accordance herewith, or sent by electronic mail to the electronic mail address for each party set forth below their respective executions hereof, or to such other electronic mail address as are specified by written notice given in accordance herewith.  All notices, demands or requests delivered by hand shall be deemed given upon the date so delivered; those given by mailing as hereinabove provided shall be deemed given on the date of deposit in the United States Mail; those given by commercial courier as hereinabove provided shall be deemed given on the date of deposit with the commercial courier; those given by facsimile shall be deemed given on the date of facsimile transmittal; and those given by electronic mail shall be deemed given on the date sent by electronic mail.  Nonetheless, the time period, if any, in which a response to any notice, demand or request must be given shall commence to run from the date of receipt of the notice, demand or request by the addressee thereof.  Any notice, demand or request not received because of changed address or facsimile number of which no notice was given as hereinabove provided or because of refusal to accept delivery shall be deemed received by the party to whom addressed on the date of hand delivery, on the date of facsimile transmittal, on the first calendar day after deposit with commercial courier, on the date of electronic mail, or on the third calendar day following deposit in the United States Mail, as the case may be.

(b)

Facsimile or E-Mail as Writing.  The parties expressly acknowledge and agree that, notwithstanding any statutory or decisional law to the contrary, the printed product of a telecopied document or an electronic transmittal of a .pdf shall be deemed to be “written” and a “writing” for all purposes of this Agreement.

(c)

Assignment.  This Agreement may not be assigned by Buyer, in whole or in part, without the prior written consent of Seller, and any such assignment without the consent of Seller shall be null and void and of no force or effect.  Notwithstanding the foregoing provisions, this Agreement may be assigned to any entity owned or controlled by Buyer so long as Buyer gives Seller notice of such assignment setting forth the correct name and signature block of such assignee, at least seven (7) days prior to the Closing Date.  No assignment shall relieve Hartman XX Limited Partnership (herein called “Original Buyer”) of liability for the performance of Buyer’s duties and obligations under this Agreement, whether arising before or after the date of such assignment or Closing, and Original Buyer and any assignee of Original Buyer hereunder shall be and remain jointly severally liable for such duties and obligations.  Subject to the foregoing provisions, this Agreement shall be binding upon and enforceable against, and shall inure to the benefit of, Buyer and Seller and their respective legal representatives, successors and permitted assigns.

(d)

Headings.  The use of headings, captions and numbers in this Agreement is solely for the convenience of identifying and indexing the various provisions in this Agreement, and shall in no event be considered otherwise in construing or interpreting any provision in this Agreement.

(e)

Exhibits.  Each and every exhibit referred to or otherwise mentioned in this Agreement is attached to this Agreement, and is and shall be construed to be made a part of this Agreement by such reference or other mention at each point at which such reference or other mention occurs, in the same manner and with the same effect as if each exhibit were set forth in full and at length every time it is referred to or otherwise mentioned.

(f)

Defined Terms.  Capitalized terms used in this Agreement shall have the meanings ascribed to them at the point where first defined, irrespective of where their use occurs, with the same effect as if the definitions of such terms were set forth in full and at length every time such terms are used.

(g)

Pronouns.  Wherever appropriate in this Agreement, personal pronouns shall be deemed to include the other genders and the singular to include the plural.

(h)

Severability.  If any term, covenant, condition or provision of this Agreement, or the application thereof to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Agreement or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

(i)

Non-Waiver.  Failure by any party to complain of any action, non-action or breach of any other party shall not constitute a waiver of any aggrieved party’s rights hereunder.  Waiver by any party of any right arising from any breach of any other party shall not constitute a waiver of any other right arising from a subsequent breach of the same obligation or for any other default, past, present or future.

(j)

Time of Essence; Dates.  Time is of the essence of this Agreement.  Anywhere a date certain is stated for payment or for performance of any obligation, the day certain so stated enters into and becomes a part of the consideration for this Agreement.  If any date set forth in this Agreement shall fall on, or any time period set forth in this Agreement shall expire on, a day which is a Saturday, Sunday or federal or state holiday, such date shall automatically be extended to, and the expiration of such time period shall automatically be extended to, the next day which is not a Saturday, Sunday or federal or state holiday.  The final day of any time period under this Agreement or any deadline under this Agreement shall be the specified day or date, and shall include the period of time through and including such specified day or date. Any day which is not a Saturday, Sunday or federal or state holiday is herein sometimes called a “Business Day”.

(k)

Applicable Law.  This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Texas.

(l)

Entire Agreement; Modification.  This Agreement supersedes all prior discussions and agreements between Seller and Buyer with respect to the purchase and sale of the Property and other matters contained herein, and this Agreement contains the sole and entire understanding between Seller and Buyer with respect thereto.  This Agreement shall not be modified or amended except by an instrument in writing executed by or on behalf of Seller and Buyer.

(m)

Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.  Executed counterparts may be transmitted by telecopy, email or other electronic means and copies so transmitted when printed shall be deemed originals.

(n)

Attorneys’ Fees.  In the event of any litigation between Buyer and Seller arising under or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party the expenses of litigation (including reasonable attorneys’ fees, expenses and disbursements) incurred by the prevailing party.

(o)

Authority.  Each party hereto warrants and represents that such party has full and complete authority to enter into this Agreement and each person executing this Agreement on behalf of a party warrants and represents that he has been fully authorized to execute this Agreement on behalf of such party and that such party is bound by the signature of such representative.

(p)

Counsel.  Each party hereto warrants and represents that each party has been afforded the opportunity to be represented by counsel of its choice in connection with the execution of this Agreement and has had ample opportunity to read, review, and understand the provisions of this Agreement.

(q)

No Construction Against Preparer.  No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have prepared or imposed such provision.

(r)

No Lien.  This Agreement is not and shall not be deemed or considered to convey or be an interest in or lien against the Property.

(s)

No Recording.  In no event shall this Agreement or any memorandum hereof be recorded by Buyer in any public records, and any such recordation or attempted recordation shall constitute a breach of this Agreement by Buyer.

(t)

ADA Disclosure.  Buyer acknowledges that the Project may be subject to the federal Americans With Disabilities Act (herein called the “ADA”).  The ADA requires, among other matters, that tenants and/or owners of “public accommodations” remove barriers in order to make the Property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons.  Without limiting the generality of any provision of this Agreement, Seller makes no warranty, representation or guarantee of any type or kind with respect to the Project’s compliance with the ADA (or any similar state or local law), and Seller expressly disclaims any such representation.  Buyer agrees that, at all times from and after Closing, Buyer shall and does hereby indemnify and hold Seller and the Indemnified Parties harmless from and against all liabilities, damages, losses, claims, causes of action, suits, demands, charges, complaints, costs and expenses (including attorneys’ fees and costs associated with defending any action in the manner of Seller’s choosing), which Seller may suffer, incur or be obligated to perform as a result of any alleged or actual noncompliance of the Project with the ADA (or any similar state or local law) arising after the Closing Date.

(u)

Prohibited Person; Buyer’s Funds; Patriot Act.

(i)

For purposes of this Agreement, a “Prohibited Person” means any of the following:  (i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (herein called the “Executive Order”); (ii) a person or entity owned or controlled by, or acting for or on behalf of any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity that is named as a “specifically designated national” or “blocked person” on the most current list published by the U.S. Treasury Department’s Office of Foreign Assets Control (herein called “OFAC”) at its official website, http://www.treas.gov/offices/enforcement/ofac; (iv) a person or entity that is otherwise the target of any economic sanctions program currently administered by OFAC; or (v) a person or entity that is affiliated with any person or entity identified in the foregoing clauses (i), (ii), (iii), or (iv).  Buyer represents and warrants to Seller, knowing that Seller is relying on such representation and warranty, that Buyer nor any person who owns a direct interest in Buyer is not now nor shall be at any time until Closing a Prohibited Person.

(ii)

Buyer has taken and shall continue to take until Closing, such measures as are required by law to assure that the funds used to pay to Seller the Purchase Price are derived (1) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (2) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

(iii)

To the best of Buyer’s knowledge after making due inquiry, neither Buyer nor any Buyer Party, nor any Person providing funds to Buyer (1) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti Money Laundering Laws; (2) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws (as defined herein); or (3) has had any of its funds seized or forfeited in any action under any Anti Money Laundering Laws.  For purposes of this paragraph 23(u)(iii), the term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that (a) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (b) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (c) require identification and documentation of the parties with whom a United States Financial Institution as defined in 31 U.S.C. 5312, as periodically amended, conducts business; or (d) are designed to disrupt the flow of funds to terrorist organizations.  Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (herein called the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et seq., the Trading with the Enemy Act, 50 U.S.C. App.

Section 1 et seq., the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

(iv)

Buyer is in compliance with any and all applicable provisions of the Patriot Act.

(v)

Approvals.  Notwithstanding anything to the contrary herein, Seller’s obligation to consummate the sale of the Property as contemplated herein, shall be contingent upon and shall not exist unless and until all limited liability company, servicer and/or related trust approvals or other necessary approvals have been obtained by Seller and all other limited liability company, servicer and/or the trust requirements for acceptance of this Agreement and the sale have been fully and timely satisfied.  Satisfaction of all necessary approvals hereof shall be specific conditions precedent to Seller’s obligation to consummate the sale contemplated hereby.

(w)

Jury Waiver.  BUYER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY BUYER AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY ACTIONS OF EITHER SELLER OR BUYER ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).  THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER AND BUYER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS DELIVERED BY BUYER AT CLOSING AND SHALL SURVIVE THE CLOSING OR THE TERMINATION OF THIS AGREEMENT.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Agreement, all as of the day and year first written above.

SELLER:

CSFB SKYMARK TOWER 2007-C2 LLC,

a Delaware limited liability company

By:

U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee, Successor-in-Interest to Wells Fargo Bank, N.A., as Trustee, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

By:

Torchlight Loan Services, LLC,

a Delaware limited liability company,

its Special Servicer

By:

Name: Steven Nordyke

Title:  Authorized Signatory

Address for notices:

c/o Torchlight Loan Services, LLC

701 Brickell Avenue, Suite 2200

Miami, FL  33131

Attention:  Mr. Steven Nordyke

Telephone:

(305) 209-9976

Facsimile:

(305) 209-9977

E-Mail Address:

snordyke@torchlightinvestors.com

With a copy to:

Kilpatrick Townsend & Stockton LLP

1100 Peachtree Street N.E., Suite 2800

Atlanta, GA  30309

Attention:  Eric J. Berardi, Esq.

Telephone:

(404) 815-6640

Facsimile:

(404) 541-3289

E-Mail Address:

eberardi@kilpatricktownsend.com

[Signatures continued on next page]

[Signatures continued from previous page]

BUYER:

HARTMAN XX LIMITED PARTNERSHIP,

a Texas limited partnership

By:

Hartman XX REIT GP, LLC,

a Texas limited liability company,

its sole general partner

By:

Name:

Allen R. Hartman

Title:

President

Address for notices:

Hartman XX Limited Partnership

2909 Hillcroft Street

Suite 420

Houston, TX  77057

Attn:

Julian Kwok, Acquisitions Manager

Telephone:

(713) 586-2611

Facsimile:

(713) 973-8912

E-Mail Address:

jkwok@hi-reit.com

With a copy to:

Hartman XX Limited Partnership

2909 Hillcroft Street

Suite 420

Houston, TX  77057

Attn:

Katherine N. O’Connell, General Counsel

Telephone:

(713) 586-2646

Facsimile:

(713) 465-3132

E-Mail Address:

koconnell@hi-reit.com

 [Signatures continued on next page]

[Signatures continued from previous page]

Broker is executing this Agreement for the sole purpose of joining in and agreeing to be bound by the terms and conditions of paragraph 18 of this Agreement.

BROKER:

CBRE, INC.,

a Delaware corporation

By:

Name:

Title:

Address for notices:

CBRE, Inc.

1200 Liberty Ridge Drive, # 320

Wayne, PA 19087

Attn: Peter Stevens

Telephone:

610-251-5128

Facsimile:

610-889-9168

E-Mail Address:

peter.stevens@cbre.com

[Signatures continued on next page]

[Signatures continued from previous page]

Escrow Agent executes this Agreement to acknowledge and agree to hold and disburse the Earnest Money in accordance with the terms and provisions of this Agreement.

ESCROW AGENT:

CALLOWAY TITLE AND ESCROW, LLC

By:

Name:

Title:

Address for notices:

Calloway Title and Escrow, LLC

4170 Ashford Dunwoody Road

Suite 285

Atlanta, Georgia  30319

Attention: Carmen Whitesell Rice

Telephone:

(678) 406-8926

Facsimile:

(770) 698-7999

E-mail Address:

carmenw@titlelaw.com

Escrow File No.:

2-32665

EXHIBIT “A”

DESCRIPTION OF PROPERTY

TRACT ONE (FEE SIMPLE):

BEING a tract or parcel of land situated in the City of Arlington, Tarrant County, Texas, out of the J.M. Henderson Survey, Abstract No. 696, and being all of Lot 27-A-R of the J.M. Henderson Addition to the City of Arlington, as recorded in Cabinet A, Slide 229, of the Plat Records of Tarrant County, Texas, said tract also being more particularly described as follows:

BEGINNING at an 1/2” iron pin found for corner, being the Southeast corner of said Lot 27-A, and also being in the West line of Lot 27-B of said J. M. Henderson Addition, said point also being North 01 degrees, 04 minutes, 44 seconds West, along said West line of Lot 27-B, 179.79 feet from the North right-of-way line of Road to Six Flags West (80’ R.O.W.);

THENCE, North 01 degrees, 04 minutes, 44 seconds West, a distance of 405.02 feet to a ½” iron pin found for corner;

THENCE, North 00 degrees, 57 minutes, 34 seconds West, a distance of 61.70 feet to a brass cap found for corner;

THENCE, South 80 degrees, 14 minutes, 26 seconds West, a distance of 178.72 feet to a brass cap found for corner;

THENCE, South 87 degrees, 27 minutes, 49 seconds West, a distance of 236.85 feet to a brass cap found for corner;

THENCE, North 89 degrees, 57 minutes, 34 seconds West, a distance of 104.00 feet to a brass cap found for corner;

THENCE, South 45 degrees, 00 minutes, 44 seconds West, a distance of 67.91 feet to a brass cap found for corner in the East right-of-way line of North Cooper Street (R.O.W. varies);

THENCE, South 00 degrees, 05 minutes, 00 seconds East, with the said right-of-way line of North Cooper Street, a distance of 107.52 feet to a ½” iron pin found for corner that is 60 feet East of the centerline of said street at this point;

THENCE, South 04 degrees, 19 minutes, 08 seconds East, with said right-of-way line, a distance of 131.02 feet to a ½” iron pin found for corner;

THENCE, South 02 degrees, 30 minutes, 00 seconds East, with said right-of-way line, a distance of 50.40 feet to a ½” iron pin found for corner that is 60 feet East of the centerline of said street;

THENCE, South 00 degrees, 05 minutes, 00 seconds East, with said right-of-way line, 60 feet from and parallel with the centerline of said street, a distance of 78.54 feet to a ½” iron pin found for corner;

A-1

THENCE, South 88 degrees, 53 minutes, 16 seconds East, departing said right-of-way line, a distance of 561.23 feet to the Point of Beginning and containing 5.5498 acres of land, more or less (241,749 square feet).

SAVE AND EXCEPT:

BEING a 522 square feet tract of land, more or less, situated in the County of Tarrant, State of Texas, being out of the J.M. Henderson Survey, Abstract No. 696, Tarrant County, Texas, being out of the J.M. Henderson Addition, as recorded in Cabinet A, Slide 229, Plat Records, Tarrant County, Texas, being a portion of Lot 27-A-R as conveyed by US Office V, L.P. to US Office Holdings, LP, by deed dated November 21, 2000 and recorded in Volume 14623, Page 238, Deed Records, Tarrant County, Texas, which 522 square feet tract of land, more or less, is more particularly described as follows:

BEGINNING at a point for corner, said point being the Northeast corner of said US Office tract and being the Northwest corner of Tract A of J.D. Higgins Company Incorporated, as recorded in Volume 7704, Page 1783, Deed Records, Tarrant County, Texas, also being in the existing South right-of-way line of I.H. 30 (a variable width R.O.W.), said beginning point also being 179.68 feet South of and at right angles to proposed centerline survey station 651+11.20 of said I.H. 30;

(1)

THENCE South 00 degrees 33 minutes 55 seconds East, leaving said existing South right-of-way line and following along the East line of said US Office tract and the West line of said J.D. Higgins tract, being a common line, for a distance of 13.46 feet to a TxDot 5/8 inch iron rod set for corner, said point being in the proposed South right-of-way line of said I.H. 30;

(2)

THENCE North 89 degrees 58 minutes 41 seconds West, leaving said common line and following along said proposed South right-of-way line, for a distance of 75.48 feet to a TxDot Type II Row monument set for corner, said point being in said existing South right-of-way line of I.H. 30;

THENCE the following courses and distances along said existing South right-of-way line:

(3)

North 79 degrees 36 minutes 28 seconds East, leaving said proposed South right-of-way line, for a distance of 74.32 feet to a TxDot monument found for corner;

(4)

North 89 degrees 20 minutes 47 seconds East, for a distance of 2.24 feet to the POINT OF BEGINNING.

A--2

EXHIBIT “B”

RENT ROLL

See Attached.

B-1

EXHIBIT “C”

SCHEDULE OF SERVICE AGREEMENTS

VENDOR	SERVICES
ACIS	Mechanical/HVAC Maintenance
Angus Systems Group	Work Order System
Answer MTI (Map Communications)	Answering Service
Brown's Furniture Service	Wood Restoration
Circle E	Parking Lot Sweeping
Clifford Power Systems, Inc.	Generator Maintenance
DirecTV	Skymarket Break Area Cable
Duncan Disposal #794	Trash Removal
Hudson Energy	Electricity
Interiorscape Service Company	Interior Plants
International Voice Exchange	Voicemail (Executive Suite Tenants)
Logix Communications	Telephone Service
Massey Services, Inc	Pest Control
Mid America Metals	Stone and Metal Maintenance
Nalco Company	Water Treatment
Pac Systems	Fire System
Pro Star Services	Coffee Service (Executive Suites)
Schindler Elevator	Elevator Maintenance
Select Commercial Services	Janitorial Service
Skyline Building Services	Window Washing
The Copier Guy	Copier Maintenance (Executive Suites)
Tidy Aire, Inc.	Restroom Deodorizers
Universal Protection Services	Security
VMC Landscape Services	Landscaping

C-1

EXHIBIT “D”

ESCROW PROVISIONS

1.

In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses or expenses, including, without limitation (i) any action taken or omitted upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this agreement; or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this agreement.  Escrow Agent may rely upon any instrument, pursuant to clause (ii) in the preceding sentence, as being duly executed, valid and effective, and as containing accurate information and genuine signatures.

2.

Notwithstanding anything in this agreement to the contrary, in the event of a dispute between Seller and Buyer arising prior to or at the time of the delivery or other disposition of the Earnest Money by Escrow Agent pursuant hereto, which dispute shall be sufficient, in the sole discretion of Escrow Agent, to justify its doing so, Escrow Agent shall be entitled to tender the Earnest Money into the registry or custody of any court of competent jurisdiction, together with such legal pleadings as it may deem appropriate, and thereupon Escrow Agent shall be discharged from all further duties and liabilities under this agreement.  Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof.  Escrow Agent's determination of whether a dispute exists between Seller and Buyer shall be binding and conclusive upon all parties hereto, notwithstanding any contention that no dispute exists.  All costs and expenses incurred by Escrow Agent in taking any action pursuant to this paragraph shall be covered by and paid pursuant to the indemnification of Escrow Agent contained in the following paragraph.

3.

Buyer and Seller shall, and do hereby, jointly and severally indemnify, defend and hold Escrow Agent harmless from, against and in respect of: (i) any and all demands, judgments, expenses, costs, losses, injuries or claims of any kind whatsoever whether existing on the date hereof or hereafter arising, incurred by Escrow Agent by reason of, from or in connection with this agreement or any action taken or not taken by Escrow Agent under or in connection with this agreement, except to the extent caused by Escrow Agent’s willful misconduct or gross negligence, or by Escrow Agent’s negligent mishandling of funds; and (ii) any and all counsel fees, expenses, disbursements of counsel, amounts of judgments, demands, assessments, costs, fines or penalties, and amounts paid in compromise or settlement, incurred or sustained by Escrow Agent by reason of, in connection with or as a result of any claim, demand, action, suit, investigation or proceeding (or any appeal thereof or relating thereto or other review thereof) incident to the matters covered by the immediately preceding clause (i), except to the extent cause by Escrow Agent’s willful misconduct or gross negligence, or by Escrow Agent’s negligent mishandling of funds.

4.

If Escrow Agent shall notify Seller and Buyer of its desire to be relieved of any further duties and liabilities hereunder, then Escrow Agent shall deliver the Earnest Money to a successor escrow agent designated by Seller and Buyer.  If Seller and Buyer shall fail to agree

D-1

upon and designate a successor escrow agent within ten (10) days after having been requested by Escrow Agent to do so, then Escrow Agent shall in its discretion designate the successor escrow agent.  The successor escrow agent designated by Seller and Buyer or by Escrow Agent, as the case may be, shall be a title insurance company, bank or trust company having trust powers in good standing and located in the Atlanta, Georgia metropolitan area, and shall agree to be bound by all the terms and conditions of this agreement.  Immediately upon agreement by the successor escrow agent to be bound by all the terms and conditions of this agreement, the original Escrow Agent shall be relieved of any and all duties and liabilities under or in connection with this agreement; provided, however, that no successor escrow agent shall assume any liability for the acts or omissions of its predecessor escrow agent(s) hereunder.

5.

The agency created in Escrow Agent hereby is coupled with an interest of Seller and Buyer and shall be binding upon and enforceable against the respective heirs, successors, legal representatives and assigns of Seller and Buyer.  This agency shall not be revoked or terminated by reason of the death, incompetence, dissolution or liquidation of Seller or Buyer, but shall continue to be binding upon and enforceable against the respective heirs, successors, legal representatives and assigns of Seller and Buyer in the manner provided herein.  In the event of the death, incompetence, dissolution or liquidation of Seller or Buyer, Escrow Agent may rely and act upon any notices permitted or required to be given hereunder from any person, firm, partnership or corporation believed by Escrow Agent in good faith to be the heir, successor, legal representative or assign of such dissolved or liquidated party.

D-2

EXHIBIT “E”

SCHEDULE OF PERMITTED EXCEPTIONS

1.

Standby fees, taxes and assessments by any taxing authority for the year 2015, and subsequent years, and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

2.

Rights of parties in possession under existing leases or new leases.

3.

Shortages in area.

4.

Easement granted by Hugh M. Moore, Trustee to Texas Electric Service Company, dated October 5, 1984, filed for record on December 14, 1984 and recorded in Volume 8033, Page 2285, Deed Records, Tarrant County, Texas; and as shown on plat recorded in Cabinet A, Slide 229, Plat Records, Tarrant County, Texas, and as shown on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006. (Affects Tract 1)

5.

Easement granted by J. D. Huffman to Texas Electric Service Company, dated February 28, 1941, filed for record on April 29, 1941 and recorded in Volume 1460, Page 113, Deed Records, Tarrant County, Texas, and as noted on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006. (Affects Tract 1)

6.

Easement granted by J. D. Huffman and wife, M. J. Huffman to Magnolia Gas Company, dated March 21, 1927, filed for record on April 1, 1927 and recorded in Volume 964, Page 349, Deed Records, Tarrant County, Texas, and as noted on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006. (Affects Tract 1)

7.

Easement granted by Hugh Moore, Trustee to City of Arlington, dated September 12, 1986, filed for record on October 3, 1986 and recorded in Volume 8705, Page 2217, Deed Records, Tarrant County, Texas; and as shown on plat recorded in Cabinet A, Slide 229, Plat Records, Tarrant County, Texas, and as shown on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006. (Affects Tract 1)

8.

Easement granted by Lena B. Brown to Texas Electric Service Company, dated March 4, 1941, filed for record on April 29, 1941 and recorded in Volume 1460, Page 110, Deed Records, Tarrant County, Texas, and as noted on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006. (Affects Tract 1)

9.

Easement granted by Lena B. Brown to Sinclair Refining Company, dated October 9, 1947, filed for record on December 3, 1947 and recorded in Volume 1959, Page 587, Deed Records, Tarrant County, Texas; as affected by assignment filed January 22, 1951, recorded in Volume 2276, Page 548, Deed Records, Tarrant County, Texas, and as noted on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006. (Affects Tract 1)

10.

Easement granted by Clarence S. Brown, Jr. and Rolling Hills Country Club to Texas Electric Service Company, filed for record on March 20, 1958 and recorded in Volume 3192, Page 5, Deed Records, Tarrant County, Texas, and as noted on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006. (Affects Tract 1)

11.

Terms, provisions, easements and conditions contained in Ingress and Egress Easement, executed by and between Skymark Tower, a Texas Partnership and Larry B. White, Trustee, dated May 9, 1987, filed for record on May 15, 1987 and recorded in Volume 8945, Page 1892, Deed Records, Tarrant County, Texas. Assigned to Ticor Title Insurance Company of California by instrument recorded in Volume 9421, Page 189, Deed Records, Tarrant County, Texas, and as noted on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006. (Affects Tract 1)

12.

The following according to the plat thereof recorded in Cabinet A, Slide 229, Plat Records, Tarrant County, Texas, and as shown on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006: (Affects Tract 1)

a)

Five foot utility easement;

b)

Ten foot building setback line; and

c)

Ten foot utility easement.

13.

Terms, provisions and conditions contained in Agreement, executed by and between Skymark Tower I, a Texas general partnership and City of Arlington, dated September 12, 1986, filed for record on September 17, 1986 and recorded in Volume 8688, Page 1530, Deed Records, Tarrant County, Texas, and as noted on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006.

14.

Unrecorded Lease Agreement dated February 6, 1989 by First Federal Savings of Arkansas F.A., Lessor, to Security Bank of Arlington, Lessee, as evidenced by Notice of Lease recorded in Volume 9750, Page 628, Deed Records of Tarrant County, Texas and Memorandum thereof recorded in Volume 9897, Page 1929, Deed Records of Tarrant County, Texas, and as noted on survey prepared by James Barton Carroll, RPLS No. 5129, dated October, 1989, last revised October 23, 2006.

15.

DFW Airport Zoning Ordinance No. 71-100 recorded in Volume 7346, Page 1106, Real Property Records of Tarrant County, Texas, as noted on survey prepared by James Barton Carroll, RPLS No. 5129, dated October 1989, last revised October 23, 2006.

16.

Terms and provisions of Agreement, by and between Hugh M. Moore, Trustee, and The Southland Corporation, dated 09/21/1982, recorded in Volume 7365, Page 94, Real Property Records, Tarrant County, Texas, corrected and refiled in Volume 7394, Page 86, Real Property Records, Tarrant County, Texas, and amended in volume 7444, Page 2203, Real Property Records, Tarrant County, Texas, and as shown on plat recorded in Cabinet A, Slide 229, Plat Records, Tarrant County, Texas.

17.

Mineral Lease, together with all rights privileges and immunities incident thereto, to Scout Energy, as Lessee, From Arlington Owner Corp., a Delaware corporation, as Lessor, as evidenced by Memorandum of Oil, Gas and Mineral Lease, filed 02/05/2008, recorded in CC #D208041332, Real Property Records, Tarrant County, Texas, as amended by Amendment to Oil, Gas and Mineral Lease filed 10/30/2008, recorded in CC #D208410948, Real Property Records, Tarrant County, Texas, and as revived, renewed and ratified by that certain Revivor, Renewal and Ratification of Oil, Gas and Mineral Lease filed 03/11/2015, recorded in CC #D215048586, Real Property Records, Tarrant County, Texas.

EXHIBIT “F”

FORMS OF CLOSING DOCUMENTS

Schedule “1” to Exhibit “F”  –  Form of Deed

Schedule “2” to Exhibit “F”  –  Form of Quitclaim Bill of Sale

Schedule “3” to Exhibit “F”  –  Form of Lease Assignment

Schedule “4” to Exhibit “F”  –  Form of General Assignment

Schedule “5” to Exhibit “F”  –  Form of Seller’s Affidavit

Schedule “6” to Exhibit “F”  –  Form of Certificate and Affidavit of Non-Foreign Status

Schedule “7” to Exhibit “F” –  Form of 1099-S Request for Taxpayer Identification number and Certification and Acknowledgement

Schedule “8” to Exhibit “F”  – Form of Tenant Notice Letter

SCHEDULE “1” TO EXHIBIT “F”

FORM OF DEED

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

AFTER RECORDING RETURN TO: Attn:	PREPARED BY: Kilpatrick Townsend & Stockton LLP 1100 Peachtree Street Suite 2800 Atlanta, Georgia 30309 Attention: Eric Berardi, Esq.

SPECIAL WARRANTY DEED

THE STATE OF TEXAS

§

§

KNOW ALL PERSONS BY THESE PRESENTS:

COUNTY OF TARRANT

§

THIS SPECIAL WARRANTY DEED (this “Deed”) is made as of the _____ day of ________________, 2015, between CSFB SKYMARK TOWER 2007-C2, LLC, a Delaware limited liability company (“Grantor”), whose mailing address is c/o Torchlight Loan Services, LLC, a 701 Brickell Avenue, Suite 2200, Miami, FL  33131, and ___________________________________________________, a _____________________________ (“Grantee”), whose mailing address is ________________________________________________.

WITNESSETH, that Grantor, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey and confirm, unto Grantee, and its successors and assigns forever, all the real property, together with improvements, if any, situate, lying and being in the County of Tarrant, State of Texas, described as follows (herein called the “Property”):

See Exhibit “A” attached hereto

and made a part hereof as if fully set forth herein.

AND, TOGETHER WITH all rights, benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or appertaining thereto.

THIS CONVEYANCE is made by Grantor and accepted by Grantee subject to all matters appearing of record, including those matters set forth on Exhibit “B”, attached hereto and incorporated herein by reference (the “Permitted Exceptions”).

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in any wise belonging, unto Grantee and its successors and assigns.  FOREVER; and, subject to the Permitted Exceptions, Grantor does hereby bind itself, its successors and assigns, TO WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person or whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

Grantee, by its acceptance hereof, hereby assumes and agrees to pay all standing fees, taxes and assessments by any taxing authority for the calendar year 2015 and subsequent years.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Grantor has caused this Deed to be executed and delivered as of the date first written above.

GRANTOR:

CSFB SKYMARK TOWER 2007-C2, LLC,

a Delaware limited liability company

By:

U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee, Successor-in-Interest to Wells Fargo Bank, N.A., as Trustee, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

By:

Torchlight Loan Services, LLC, acting solely in its capacity as Special Servicer to sole Member and not individually

By:

Name:

Its:

STATE OF FLORIDA

§

§

COUNTY OF MIAMI-DADE

§

The foregoing instrument was acknowledged before me this _____ day of _____________ 2015, by ______________________________, the ________________________ of Torchlight Loan Services, LLC, a Delaware limited liability company, acting solely in its capacity as Special Servicer to U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee, Successor-in-Interest to Wells Fargo Bank, N.A., as Trustee, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2, which is the sole member of CSFB SKYMARK TOWER 2007-C2, LLC, a Delaware limited liability company, on behalf of said entity.

WITNESS, my hand and official seal.

My commission expires:_______________________

_______________________________________

NOTARY PUBLIC

Exhibit “A”

to

Special Warranty Deed

A-1

Exhibit “B”

to

Special Warranty Deed

SCHEDULE “2” TO EXHIBIT “F”

FORM OF QUITCLAIM BILL OF SALE

FOR VALUE RECEIVED, the undersigned, CSFB SKYMARK TOWER 2007-C2 LLC, a Delaware limited liability company, hereinafter collectively called “Seller”, does hereby sell, transfer and convey unto ______________________________________, a ____________________________________, hereinafter with its legal representatives, successors and assigns being called “Buyer” (the words “Seller” and “Buyer” to include the neuter, masculine and feminine genders, and the singular and plural), all right, title and interest of Seller in and to the goods, equipment, machinery, apparatus, fittings, furniture, furnishings and other personal property owned by Seller and located on certain real property situated in Tarrant County, Texas and being more particularly described on Exhibit “A” attached hereto and incorporated herein by reference (hereinafter called the “Land”), but specifically excluding any such items owned by tenants of the Land or the improvements located thereon, all of which is hereinafter collectively called the “Personalty”.

The Personalty is conveyed by Seller and accepted by Buyer subject to the provisions of paragraphs 1(a)(iii) and 11 of that certain Purchase and Sale Agreement dated June 9, 2015 between Seller and Buyer.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Seller has caused its duly authorized representative to execute this Quitclaim Bill of Sale, and to deliver this Quitclaim Bill of Sale to Buyer, all as of the _____ day of ______________, 2015.

SELLER:

CSFB SKYMARK TOWER 2007-C2 LLC,

a Delaware limited liability company

By:

U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee, Successor-in-Interest to Wells Fargo Bank, N.A., as Trustee, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

By:

Torchlight Loan Services, LLC,

a Delaware limited liability company,

its Special Servicer

By:

Name:

Title:  Authorized Signatory

SCHEDULE “3” TO EXHIBIT “F”

FORM OF LEASE ASSIGNMENT

FOR VALUE RECEIVED, CSFB SKYMARK TOWER 2007-C2 LLC, a Delaware limited liability company, hereinafter called “Assignor”, does hereby sell, convey, transfer and assign to _______________________________________, a ____________________________, hereinafter with its legal representatives, successors and assigns being called “Assignee” (the words “Assignor” and “Assignee” to include the neuter, masculine and feminine genders, and the singular and the plural), all of the right, title and interest of Assignor in, to and under all of the tenant leases set forth on the rent roll attached hereto as Exhibit “A”, attached hereto and incorporated herein by reference, hereinafter called the “Tenant Leases”, with respect to that certain piece, parcel or tract of land situated in Tarrant County, Texas, as more particularly described on Exhibit “B”, attached hereto and incorporated herein by reference.

Assignee hereby assumes and agrees to perform all of the duties and obligations of the “lessor” or “landlord” under the Tenant Leases arising from and after the date hereof.

Assignee shall, and does hereby, indemnify, defend and forever hold Assignor harmless from, against and in respect of any and all liabilities, damages, losses, costs and expenses (including attorneys’ fees and disbursements) suffered, incurred or sustained by Assignor as a result of or by reason of the failure of any of the duties and obligations of the “lessor” or “landlord” under any of the Tenant Leases arising from and after the date hereof to be fully and completely performed.

This assignment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

This assignment shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Texas.

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Lease Assignment, and to deliver this Lease Assignment, all as of the ____ day of ____________, 2015.

ASSIGNOR:

CSFB SKYMARK TOWER 2007-C2 LLC,

a Delaware limited liability company

By:

U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee, Successor-in-Interest to Wells Fargo Bank, N.A., as Trustee, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

By:

Torchlight Loan Services, LLC,

a Delaware limited liability company,

its Special Servicer

By:

Name:

Title:  Authorized Signatory

[Signatures continued on following page]

[Signatures continued from previous page]

ASSIGNEE: __________________________________, a ________________________________ By: Name: Title:

SCHEDULE “4” TO EXHIBIT “F”

FORM OF GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT, hereinafter called this “General Assignment”, is made and delivered as of the _____ day of ________, 2015, by CSFB SKYMARK TOWER 2007-C2 LLC, a Delaware limited liability company, hereinafter collectively called “Assignor”, in favor of _____________________________, a ___________________, hereinafter called “Assignee”.  The words “Assignor” and “Assignee” include the neuter, masculine and feminine genders, and the singular and plural.

W I T N E S S E T H:

WHEREAS, Assignor has on the date hereof conveyed unto Assignee certain real property more particularly described on Exhibit “A”, attached hereto and incorporated herein by reference, hereinafter called the “Property”; and

WHEREAS, in connection with the conveyance of the Property, Assignor and Assignee intend that certain related assets be assigned and transferred by Assignor to Assignee.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.

Service Agreements.  Assignor does hereby transfer, assign, convey and set over unto Assignee all, if any, of the right, title and interest of Assignor in, to and under all service and other contracts and agreements scheduled and identified on Exhibit “B”, attached hereto and incorporated herein by reference, but only to the extent assignable by Assignor by their respective terms, hereinafter collectively called the “Assigned Service Agreements”.  Assignee assumes and agrees to perform the obligations of Assignor under the Assigned Service Agreements on and after the date hereof.

2.

Plans.  Assignor does hereby transfer, assign, convey and set over unto Assignee all, if any, of the right, title and interest of Assignor in, to and under any architectural plans for the Improvements.

3.

Successors and Assigns.  This General Assignment shall be binding upon and enforceable against, and shall inure to the benefit of, the parties hereto and their respective successors, legal representatives and assigns.

4.

Indemnification.  Assignee shall, and does hereby, indemnify, defend, and forever hold Assignor harmless from, against and in respect of any and all liabilities, damages, losses, costs and expenses (including attorneys’ fees and disbursements) suffered, incurred, or sustained by Assignor as a result of or by reason of any matter arising under the Service Agreements, and pertaining to events occurring on or after the date hereof.

5.

Governing Law.  This General Assignment shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Texas.

6.

Counterparts.  This General Assignment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Assignor and Assignee have caused their respective duly authorized representatives to execute this General Assignment, and to deliver this General Assignment, all the day and year first written above.

ASSIGNOR:

CSFB SKYMARK TOWER 2007-C2 LLC,

a Delaware limited liability company

By:

U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee, Successor-in-Interest to Wells Fargo Bank, N.A., as Trustee, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

By:

Torchlight Loan Services, LLC,

a Delaware limited liability company,

its Special Servicer

By:

Name:

Title:  Authorized Signatory

[Signatures continued on following page]

[Signatures continued from previous page]

ASSIGNEE: __________________________________, a ________________________________ By: Name: Title:

SCHEDULE “5” TO EXHIBIT “F”

FORM OF SELLER’S AFFIDAVIT

AFFIDAVIT AS TO DEBTS AND LIENS AND PARTIES IN POSSESSION

(ENTITY OWNER)

STATE OF FLORIDA

COUNTY OF MIAMI-DADE

Before me, the undersigned, personally appeared Steven Nordyke (“Affiant”) being the Authorized Signatory of Torchlight Loan Services, LLC, a Delaware limited liability company, acting solely in its capacity as Special Servicer to U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee, Successor-in-Interest to Wells Fargo Bank, N.A., as Trustee, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2, which is the sole member of CSFB SKYMARK TOWER 2007-C2, LLC, a Delaware limited liability  company (hereinafter called the “Owner”), who first being duly sworn, deposes and says on behalf of the Owner, to the best knowledge and belief of Affiant:

1.

Owner is the titleholder of that certain real property situated in Tarrant County, Texas as more particularly described on Exhibit “A”, attached hereto (the “Property”).

2.

The charges for all labor and materials that may have been furnished to the Property or to the improvements thereon have been fully paid.

3.

All contracts for the furnishing of labor or materials to the Property or for improvements thereon have been completed and fully paid.

4.

There are no security agreements or leases affecting any goods or chattels that have become attached, or that will at any later date become attached, to the Property or improvements thereon as fixtures that have not been fully performed and satisfied, which are not shown in Title Commitment No. 1002-148578-RTT (the “Title Commitment”).

5.

There are no loans of any kind on the Property, which are not shown in the Title Commitment.

6.

There are no brokers that have a signed commission agreement with Owner under which a commission is claimed or earned and has not been paid, which are not shown on the settlement statements.

7.

Affiant has no knowledge of a notice of change of use nor has Owner received a written notice of change of use by the appraisal district.

8.

The Property is currently being used for the following purposes, and to the best knowledge and belief of Affiant, the improvements, if any, and such use do not violate any restrictive covenants affecting the Property:  __________

9.

There are no proceedings involving Owner, or written notice to Owner of any proceedings, by any agency or authority, public or private, that levies taxes or assessments, which may result in taxes or assessments affecting the Property and which are not shown by the Title Commitment.

10.

There are no Judgments, Federal Tax Liens, or State Tax Liens against Owner and/or the Property; Owner is not indebted to the State of Texas for any penalties or wages pursuant to a final order of the Texas Workforce Commission; and neither Owner nor the Property is subject to a claim under the Medicaid Estate Recovery Program.

11.

(a) All ad valorem and personal property taxes (if any), all “use” type business taxes (if any), including but not limited to hotel use and occupancy taxes, and all association/ maintenance type taxes or assessments (if any) that are currently due and payable have been paid or will be paid at closing and are shown on the settlement statements. (b) Any of the above referenced taxes which are the obligation of Owner and which have been prorated on the settlement statements are based on information approved by Owner.

12.

There are no unrecorded existing tenancies, leases or other occupancies affecting the Property, except as shown in Exhibit “B” attached hereto (“Tenants”).

13.

There are no unrecorded contracts; deeds; mortgages; mechanic’s liens; options of any kind, including but not limited to options to purchase or lease; rights of first refusal or requirements of prior approval of a future purchaser or occupant; rights of reentry; rights of reverter; or rights of forfeiture affecting the property or improvements thereon, which are not shown in the Title Commitment.

14.

There are no unrecorded contracts or agreements related to facilities, systems or equipment located on the property, including but not limited to laundry facilities, cable television systems, central antenna systems, telecommunication systems and alarm systems, which are not shown in the Title Commitment.

15.

No proceedings in bankruptcy or receivership have ever been instituted by or against Owner, and Owner has never made an assignment for the benefit of creditors.

16.

Owner has received no written notice for any claim that the title to the Property is subject to a trust or lien created under The Perishable Agricultural Commodities Act, 1930 (7 U.S.C. §§499a, et seq.) or the Packers and Stockyards Act (7 U.S.C. §§181 et seq.) or under similar state laws.

This affidavit is made to _______________________________________________, a _______________________________ (“Buyer”), Calloway Title and Escrow, LLC, and First American Title Insurance Company, as an inducement to them to complete the above referenced transaction, and Affiant realizes that said Buyer, Calloway Title and Escrow, LLC, and First American Title Insurance Company, are relying upon the representations contained herein; and Affiant does hereby swear under the penalties of perjury that the foregoing information is true and correct in all respects, to the best knowledge and belief of Affiant, and that Affiant is authorized to make this affidavit on behalf of Owner.

[Remainder of this page is intentionally left blank]

EXECUTED effective as of the _________, day of ______________, 2015.

_________________________________ ______________________ solely in his capacity as Authorized Signatory for Torchlight Loan Services, LLC

STATE OF FLORIDA

COUNTY OF MIAMI-DADE

SWORN TO AND SUBSCRIBED before me on _________________, 2015, by ________________________.

Notary Public, State of Florida

Notary’s printed name:_________________

My commission expires:________________

Exhibit A

To

Affidavit as to Debts and Liens

and Parties In Possession

Exhibit B

To

Affidavit as to Debts and Liens

and Parties In Possession

SCHEDULE “6” TO EXHIBIT “F”

FORM OF CERTIFICATE AND AFFIDAVIT OF NON-FOREIGN STATUS

STATE OF FLORIDA

COUNTY OF MIAMI-DADE

The undersigned, being duly sworn, hereby deposes, certifies and states on oath as follows:

That the undersigned is the authorized signatory of Torchlight Loan Services, LLC, which is in turn the Special Servicer of U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee, Successor-in-Interest to Wells Fargo Bank, N.A., as Trustee, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2 (the “Transferor”), which is the sole member of CSFB SKYMARK TOWER 2007-C2 LLC, a Delaware limited liability company (the “LLC”), and is duly authorized to execute this Affidavit in his representative capacity on behalf of Transferor as well as in his individual capacity;

That the principal place of business, principal office and chief executive office of the Transferor is located at the following address:  c/o Torchlight Loan Services, LLC, 701 Brickell Avenue, Suite 2200, Miami, Florida, 33131;

That the LLC is a limited liability company duly organized and validly existing under the laws of the State of Delaware and is a “disregarded entity” as defined in Section 1445 of the Code;

That the Transferor is a common law trust duly organized and validly existing under the laws of the State of New York;

That the Transferor is not a “foreign corporation”, “foreign partnership”, “foreign trust”, or “foreign estate”, as such terms are defined in the United States Internal Revenue Code of 1986, as amended (the “Code”), and Regulations promulgated thereunder, is not otherwise a “foreign person” as defined in Section 1445 of the Code, and is not a “disregarded entity” as defined in Section 1445 of the Code;

That the Transferor’s United States taxpayer identifying number (Employer Identification Number) is ___________________;

That the LLC’s United States taxpayer identifying number (Employer Identification Number) is ________________;

That the undersigned is making this Certificate and Affidavit pursuant to the provisions of Section 1445 of the Code in connection with the conveyance of the real property described on

Exhibit “A”, attached hereto and incorporated herein by reference, by the Transferor to ______________________________________________, a ____________________________ (the “Transferee”), which conveyance constitutes the disposition by the Transferor of a United States real property interest, for the purpose of establishing that the Transferee is not required to withhold tax pursuant to Section 1445 of the Code in connection with such disposition; and

That the undersigned acknowledges that this Certificate and Affidavit may be disclosed to the Internal Revenue Service by the Transferee, that this Certificate and Affidavit is made under penalty of perjury, and that any false statement made herein could be punished by fine, imprisonment, or both.

[Remainder of page intentionally left blank]

Under penalty of perjury, I declare that I have examined the foregoing Certificate and Affidavit and hereby certify that it is true, correct and complete.

_________________________________ _______________________, solely in his capacity as Authorized Signatory for Torchlight Loan Services, LLC

SWORN TO and subscribed before me

this ____ day of ______________, 2015.

Notary Public

My Commission Expires:

(NOTARIAL SEAL)

SCHEDULE “7” TO EXHIBIT “F”

FORM OF 1099-S REQUEST FOR TAXPAYER IDENTIFICATION

NUMBER AND CERTIFICATION AND ACKNOWLEDGMENT

Section 6045(e) of the Internal Revenue Code of 1986, as amended, requires the reporting of certain information with respect to every “real estate transaction,” as defined in Treasury Regulations Section 1.6045-4.  You are required by law to provide your correct taxpayer identification number.  If you do not provide your correct taxpayer identification number, you may be subject to civil or criminal penalties imposed by law.

From the information you provide below, a Form 1099-S is being produced, and a copy of it will be furnished to the Internal Revenue Service (herein called the “IRS”) within the times provided under the applicable provisions of the Internal Revenue Code of 1986, and the regulations promulgated thereunder.

Closing Date:

______________, 2015

Seller’s Name:

CSFB SKYMARK TOWER 2007-C2 LLC,

a Delaware limited liability company

Seller’s Street Address:

c/o  Torchlight Loan Services, LLC

701 Brickell Avenue, Suite 2200

Miami, Florida 33131

Attention:  Steven Nordyke

Address of Legal Description of Property Conveyed:

ALL THAT TRACT OR PARCEL of land lying in Tarrant County, Texas, and being more particularly described on Exhibit “A” attached hereto.

Gross Proceeds from Sale:

$__________

Seller’s Taxpayer Identification Number:

___________

Has Seller received, or will Seller receive, property or services as part of the consideration for this sale?

YES   _______  NO     X

[Remainder of page left blank intentionally]

Under penalties of perjury, the undersigned hereby certifies on this _____ day of __________, 2015, that all of the above information, specifically including the Seller’s taxpayer identification number, is correct.

SELLER:

CSFB SKYMARK TOWER 2007-C2 LLC,

a Delaware limited liability company

By:

U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee, Successor-in-Interest to Wells Fargo Bank, N.A., as Trustee, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

By:

Torchlight Loan Services, LLC,

a Delaware limited liability company,

its Special Servicer

By:

Name:

Title:  Authorized Signatory

SCHEDULE “8” TO EXHIBIT “F”

FORM OF TENANT NOTICE LETTER

______________, 2015

Re:

Skymark Tower

1521 N. Cooper Street

Arlington, Texas

Dear Tenant:

Please be advised that as of the _____ day of __________, 2015, CSFB SKYMARK TOWER 2007-C2 LLC, a Delaware limited liability company,  (the “Prior Owner”), has transferred ownership of the property known as Skymark Tower, to ___________________________________ (the “New Owner”).  All correspondence regarding your lease should hereafter be sent to the New Owner at _______________________.  The New Owner has assumed all obligations of the landlord under your lease from and after the above date.  All refundable security deposits in the possession of the Prior Owner have been delivered to the New Owner.  Please send all further rental payments under the lease to the New Owner at the following address:  ______________________, unless otherwise directed by the New Owner.

Thank you very much for your assistance in this matter.

(Signature on following page)

Very truly yours,

PRIOR OWNER:

CSFB SKYMARK TOWER 2007-C2 LLC,

a Delaware limited liability company

By:

U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee, Successor-in-Interest to Wells Fargo Bank, N.A., as Trustee, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

By:

Torchlight Loan Services, LLC,

a Delaware limited liability company,

its Special Servicer

By:

Name:

Title:  Authorized Signatory

EXHIBIT “G”

DUE DILIGENCE MATERIALS

Seller shall deliver the following to Buyer through a secure website or make available at the Property, in each case to the extent in Seller’s possession (capitalized terms as defined in the Agreement):

1.

Copies of all Leases, including any and all modifications or amendments thereto.

2.

A certified rent roll for the Property for the month in which this Agreement is executed, or if not yet available, the most recently available month, in the form customarily prepared for Seller by the current manager of the Property and copies of the 2014 quarter-ending rent rolls.

3.

Copies of all vendor and service contracts to which Seller is a party that are currently in effect with respect to the Property, including, but not limited to, all agreements for the provision of janitorial, maintenance, trash removal, landscaping and security services, to the extent in Seller’s possession.

4.

Copies of all leasing commission agreements with respect to the Property to which Seller is a party.

5.

Operating statements for the Property for the past three (3) years and end of Q2 2015 (or the period of Seller’s ownership of the Property or whatever is in Seller’s possession, if either less) in the format customarily prepared for Seller by the current manager of the Property and, to the extent not covered in the Operating Statements, 2013 & 2014 CAM reconciliations/estimates, and a YTD expense general ledger in the format customarily prepared for Seller by the current manager of the Property.

6.

An inventory of the Personal Property, if any, to be conveyed to Buyer at Closing.

7.

Copies of the ad valorem and personal property tax statements covering the Property for the current tax year (if available) and for the previous two (2) years (or the period of Seller’s ownership of the Property, if less).

8.

All Governmental licenses and permits issued to Seller with respect to the Property to the extent in Seller’s possession, including specifically, without limitation, building permits, certificates of occupancy, and special or conditional use permits in Seller’s possession.

9.

Plans and specifications for the Improvements, to the extent in Seller’s possession.

10.

Copies of all guaranties and warranties covering the Property, to the extent in Seller’s possession.

11.

Any current environmental reports prepared for Seller with respect to the Property which are in Seller’s possession.

12.

A schedule of all tenant deposits (security or otherwise), which schedule may be a part of the rent roll.

13.

Existing land title survey for the real property.

14.

A copy of Seller’s standard lease form in PDF format.

15.

A schedule of all insurance claims over the past three (3) years that relate to the real property.

16.

A historical occupancy report by year for the last two (2) years.

17.

A schedule of historical capital expenditures on the real property during the calendar year 2013, 2014, and 2015 (YTD).

18.

An aging report detailing current payment delinquencies of any tenants.

19.

A description of all threatened and pending litigation that affects the real property.

20.

Billing information for tenant expense reimbursements (common area maintenance, taxes, insurance, etc.) for 2013 and 2014.

21.

A general ledger for 2014 and 2015 Q2 general ledger and the 2015 (year-to-date).

22.

Copies of all utility accounts which will be transferred to Buyer at closing.

23.

A copy of the 2015 operating expense budget.

25.

Documentation reflecting expenses incurred in connection repair and maintenance projects performed in the prior two (2) years where the expenses exceeded $20,000.

26.

Copies of any documents regarding any roof, foundation and pest control (including termite) work performed on the Improvements and the bonds and for warranties of said work, if any.

27.

Copies of all orders of any governmental agencies respecting any claimed violation of any federal, state or local law, ordinance, rule, regulation, requirement or order affecting the Property, including any notices received regarding the Property.

28.

List of Tenant Improvement allowances owed to tenants and expiration dates.

EXHIBIT “H”

FORM OF TENANT ESTOPPEL

________________, 2015

LENDER

_________________________

_________________________

Attn:  ____________________

Re:

Ladies and Gentlemen:

The undersigned “Tenant” under the Lease Agreement (the “Lease”) dated ___________ ___, 201_, between ______________________________________, a _______ limited liability company, as Landlord and Tenant, hereby certifies to _______________________________________ (“Lender”), and provides this Tenant Estoppel Certificate to you as conclusive evidence of the matters set forth herein concerning the above-referenced Lease and the Premises (as defined below).

As of the date hereof, the undersigned hereby certifies the following:

1.

The Lease supersedes, in all respects, all prior written or oral agreements between Landlord and Tenant with respect to the Premises and there are no agreements, understandings, warranties, or representations between Landlord and Tenant with respect to the Lease or the Premises except as expressly set forth in the copy of the Lease (including all amendments thereto, if any) attached hereto as Exhibit A.

2.

As of the date hereof, the Lease has not been changed, amended, modified, supplemented or superseded except as set forth in the copy of the Lease (including all amendments thereto, if any) attached hereto as Exhibit A.

3.

The Lease remains in full force and effect and there are no known existing defaults by Tenant under the Lease.

4.

The improvements and space required by the Lease to be delivered to Tenant (the “Premises”) have been satisfactorily completed and delivered by Landlord, and have been accepted by the Tenant.

5.

The Premises are currently occupied and open for the use by Tenant, its customers, employees and invitees.

6.

Tenant’s interest in the Lease and the Premises demised therein, or any part thereof, has not been sublet, transferred or assigned.

7.

All duties of an inducement nature required of the Landlord under the Lease have been fulfilled by Landlord and Tenant is fully obligated to pay rent and all other charges due under the Lease.

8.

The Commencement Date of the Lease was __________________ and the Expiration Date of the Lease is _____________________.

9.

The monthly base rent under the Lease is $___________________ and commenced on ______________________ and the last monthly payment of rent in the amount of $__________________ was made by Tenant on _________________.  No monthly rental has been prepaid nor has Tenant been given any free rent, partial rent, rebates, rent rebates or concessions.  Tenant has no claims, defenses or offsets against any rents payable under the Lease.

10.

Landlord, to the best knowledge of Tenant, has fully performed all of its obligations under the Lease and there is no known default or circumstances existing under which Landlord may be deemed in default merely upon the service of notice or passage of time, or both.

11.

Landlord has not given its consent to Tenant (for example, to sublease or to alter the Premises) or taken any action which, pursuant to the Lease, requires Landlord’s consent.

12.

Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein.

13.

No rent under the Lease has been paid for more than the current rental period established in the Lease.

14.

Tenant has no right or interest in or under any contract, option or agreement involving the sale or transfer of the Premises.

15.

Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws.

16.

That Tenant is a ________________________ duly organized, validly existing and in good standing under the law of State of __________________.

In issuing this Estoppel Certificate, Tenant understands that Lender is relying upon the representations herein made.

TENANT:

By:

Name:

Title: